                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2071

Exact name of registrant as specified in charter:  Delaware Group Income Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: July 31

Date of reporting period: January 31, 2005

Item 1.  Reports to Stockholders


                                       Delaware
                                       Investments(SM)
                                       -----------------------------------------
                                       A member of Lincoln Financial Group(R)
FIXED INCOME


SEMIANNUAL REPORT  JANUARY 31, 2005
--------------------------------------------------------------------------------

                   DELAWARE CORPORATE BOND FUND

                   DELAWARE EXTENDED DURATION BOND FUND




[LOGO] POWERED BY RESEARCH.(SM)

TABLE
   OF CONTENTS

-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     1
-----------------------------------------------------------------
SECTOR ALLOCATION                                               2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statements of Net Assets                                     4

   Statements of Operations                                    15

   Statements of Changes in Net Assets                         16

   Financial Highlights                                        17

   Notes to Financial Statements                               26
-----------------------------------------------------------------







    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

                            DELAWARE CORPORATE BOND FUND
DISCLOSURE                  DELAWARE EXTENDED DURATION BOND FUND
  OF FUND EXPENSES          For the Period August 1, 2004 to January 31, 2005

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE CORPORATE BOND FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                       Expenses
                                                            Beginning      Ending                    Paid During
                                                            Account        Account      Annualized      Period
                                                            Value          Value         Expense       8/1/04 to
                                                            8/1/04         1/31/05        Ratio         1/31/05
-------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00      $1,065.00       0.80%         $4.15
Class B                                                     1,000.00       1,061.00       1.55%          8.03
Class C                                                     1,000.00       1,061.00       1.55%          8.03
Class R                                                     1,000.00       1,063.20       1.15%          5.96
Institutional Class                                         1,000.00       1,066.40       0.55%          2.86
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00      $1,021.11       0.80%         $4.06
Class B                                                     1,000.00       1,017.34       1.55%          7.86
Class C                                                     1,000.00       1,017.34       1.55%          7.86
Class R                                                     1,000.00       1,019.36       1.15%          5.84
Institutional Class                                         1,000.00       1,022.37       0.55%          2.80
-------------------------------------------------------------------------------------------------------------------


DELAWARE EXTENDED DURATION BOND FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                        Expenses
                                                            Beginning      Ending                     Paid During
                                                            Account        Account      Annualized      Period
                                                            Value          Value         Expense       8/1/04 to
                                                            8/1/04         1/31/05        Ratio         1/31/05
-------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00     $1,104.90        0.80%         $4.23
Class B                                                     1,000.00      1,102.80        1.55%          8.19
Class C                                                     1,000.00      1,102.80        1.55%          8.19
Institutional Class                                         1,000.00      1,106.50        0.55%          2.91
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00     $1,021.11        0.80%         $4.06
Class B                                                     1,000.00      1,017.34        1.55%          7.86
Class C                                                     1,000.00      1,017.34        1.55%          7.86
Institutional Class                                         1,000.00      1,022.37        0.55%          2.80
-------------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of January 31, 2005
  DELAWARE CORPORATE BOND FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.
                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      0.66%
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                         1.11%
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.72%
--------------------------------------------------------------------------------
CORPORATE BONDS                                                82.67%
--------------------------------------------------------------------------------
Banking                                                         6.04%
Basic Industries                                                3.26%
Brokerage                                                       4.20%
Capital Goods                                                   1.92%
Collateralized Bond Obligations                                 0.96%
Collateralized Debt Obligations                                 0.28%
Communications                                                 13.66%
Consumer Cyclical                                              11.35%
Consumer Non-Cyclical                                           8.04%
Electric                                                       11.55%
Energy                                                          4.89%
Finance                                                         2.33%
Insurance                                                       5.54%
Natural Gas                                                     3.55%
Real Estate                                                     0.41%
Senior Secured Loans                                            1.52%
Technology                                                      2.03%
Transportation                                                  1.14%
--------------------------------------------------------------------------------
FOREIGN AGENCIES                                                0.45%
--------------------------------------------------------------------------------
MUNICIPAL BONDS                                                 4.07%
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                  0.25%
--------------------------------------------------------------------------------
SOVEREIGN DEBT                                                  5.29%
--------------------------------------------------------------------------------
Australia                                                       0.44%
Brazil                                                          0.28%
Colombia                                                        0.41%
Dominican Republic                                              0.11%
Germany                                                         1.18%
Poland                                                          0.49%
Russia                                                          0.24%
United Kingdom                                                  0.97%
Venezuela                                                       1.17%
--------------------------------------------------------------------------------
SUPRANATIONAL BANKS                                             0.39%
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       3.06%
--------------------------------------------------------------------------------
PREFERRED STOCK                                                 0.21%
--------------------------------------------------------------------------------
WARRANT                                                         0.00%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           0.52%
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.40%
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.60%
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of January 31, 2005
   DELAWARE EXTENDED DURATION BOND FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
--------------------------------------------------------------------------------
AGENCY BOND                                                     0.50%
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      0.51%
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                               0.36%
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                         0.89%
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.69%
--------------------------------------------------------------------------------
CORPORATE BONDS                                                80.00%
--------------------------------------------------------------------------------
Banking                                                         8.16%
Basic Industries                                                3.21%
Brokerage                                                       4.53%
Capital Goods                                                   1.57%
Collateralized Bond Obligations                                 0.46%
Communications                                                 17.01%
Consumer Cyclical                                               8.62%
Consumer Non-Cyclical                                           7.10%
Electric                                                        9.55%
Energy                                                          5.62%
Finance                                                         0.79%
Insurance                                                       5.52%
Natural Gas                                                     0.97%
Real Estate                                                     0.26%
Senior Secured Loans                                            2.77%
Technology                                                      2.50%
Transportation                                                  1.36%
--------------------------------------------------------------------------------
MUNICIPAL BONDS                                                 4.49%
--------------------------------------------------------------------------------
SOVEREIGN DEBT                                                  5.45%
--------------------------------------------------------------------------------
Australia                                                       0.43%
Brazil                                                          0.28%
Colombia                                                        0.40%
Dominican Republic                                              0.29%
Germany                                                         1.17%
Poland                                                          0.47%
Russia                                                          0.30%
United Kingdom                                                  0.95%
Venezuela                                                       1.16%
--------------------------------------------------------------------------------
SUPRANATIONAL BANKS                                             0.43%
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       3.85%
--------------------------------------------------------------------------------
PREFERRED STOCK                                                 0.26%
--------------------------------------------------------------------------------
WARRANT                                                         0.00%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           1.25%
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.68%
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.32%
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS                                     January 31, 2005 (Unaudited)


                                                       Principal        Market
                                                     Amount(degree)     Value

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.66%
    Freddie Mac
      4.00% 3/15/29                            USD       690,000     $   667,639
      5.00% 7/15/30                                    1,095,000       1,108,658
      6.25% 8/15/27                                       90,135          90,153
    GNMA Series 2003-5 B 4.486% 10/16/25                 250,000         252,368
                                                                     -----------
TOTAL AGENCY COLLATERALIZED MORTGAGE
    OBLIGATIONS (cost $2,109,212)                                      2,118,818
                                                                     -----------
ASSET-BACKED SECURITIES - 1.11%
   #Countrywide Asset-Backed Certificates
      Series 2004-1NIM Note 144A
      6.00% 5/25/34                                      174,034         174,869
   #GSAA Trust 2004-4N Note 144A
      6.25% 5/25/34                                      311,167         310,875
    Mid-State Trust
      Series 11 A1 4.864% 7/15/38                        145,030         142,122
      Series 2004-1 A 6.005% 8/15/39                     260,719         266,091
   oResidential Asset Mortgage Products
      Series 2004-RZ2 AI3 4.30% 1/25/31                  790,000         796,381
    Structure Asset Securities
      Series 2001-SB1 A2 3.375% 8/25/31                  631,891         597,228
   #Sharp NIM Trust
      Series 2003-HE1N 144A
      6.90% 11/25/33                                      99,239          99,444
      Series 2004-IM1N N1 144A
      6.85% 3/25/34                                      205,892         206,407
      Series 2004-2N 144A 7.00% 1/25/34                  208,345         208,345
   #Sierra Receivables Funding
      Series 2003-1AA 144A 3.09% 1/15/14                 183,750         180,822
   #Sky Financial Medical Loan Securitization
      Series 2002-A A2 144A 6.705% 7/16/18               550,000         581,245
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES
    (cost $3,554,773)                                                  3,563,829
                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.72%
   #Global Signal Trust Series 2004-2A A
      144A 4.232% 12/15/14                               615,000         607,801
   oGreenwich Capital Commercial Funding
      4.799% 8/10/42                                     930,000         934,606
   oJ.P. Morgan Chase Commercial Mortgage
      Securities Series 2002-C2 A2
      5.05% 12/12/34                                     620,000         641,014
   #Merrill Lynch Mortgage Trust
      Series 2002-MW1 J 144A 5.695% 7/12/34              130,000         127,019
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE-BACKED
    SECURITIES (cost $2,291,746)                                       2,310,440
                                                                     -----------
CORPORATE BONDS - 82.67%
Banking - 6.04%
   #Banco Santander 144A
     o2.80% 12/9/09                                      625,000         624,827
      5.375% 12/9/14                                   1,400,000       1,428,987
    Bank of America 4.375% 12/1/10                     1,220,000       1,228,286
    Citigroup
      5.875% 2/22/33                                     560,000         590,241
      6.625% 6/15/32                                     330,000         382,958
    Deutsche Bank Financial 5.375% 3/2/15              1,140,000       1,192,048
    Fifth Third Bank 4.75% 2/1/15                      1,675,000       1,675,613
    Frost National Bank 6.875% 8/1/11                    115,000         128,899

                                                       Principal        Market
                                                     Amount(degree)     Value

CORPORATE BONDS (continued)
Banking (continued)
    HSBC Bank USA 3.875% 9/15/09               USD       755,000    $    747,250
   #Mizuho Finance Group 144A 5.79% 4/15/14            1,205,000       1,279,435
    Oesterreichesche Kontrollbank
      1.80% 3/22/10                            JPY   153,000,000       1,573,050
    PNC Funding 5.25% 11/15/15                 USD       440,000         449,970
    Popular North America 4.25% 4/1/08                   650,000         654,419
    Popular North America Capital Trust I
      6.564% 9/15/34                                     895,000         975,784
  o#Rabobank Capital Funding II
      144A 5.26% 12/29/49                                930,000         955,398
   oRBS Capital Trust I 4.709% 12/29/49                  525,000         516,394
   #Skandinaviska Enskilda
      144A 8.125% 9/29/49                                550,000         586,418
   #TuranAlem Finance 144A 7.875% 6/2/10               1,460,000       1,467,300
  o#United Overseas Bank 144A 5.375% 9/3/19              945,000         967,775
   oWells Fargo 2.609% 9/28/07                         1,305,000       1,305,950
    Wilmington Trust 4.875% 4/15/13                      695,000         692,166
                                                                     -----------
                                                                      19,423,168
                                                                     -----------
Basic Industries - 3.26%
    Abitibi-Consolidated 6.95% 12/15/06                1,450,000       1,502,563
    Barrick Gold 5.80% 11/15/34                        1,550,000       1,609,694
    IMC Global 7.375% 8/1/18                             300,000         310,500
    Ispat Inland 9.75% 4/1/14                          1,360,000       1,683,000
    Lubrizol 4.625% 10/1/09                            2,045,000       2,051,680
    Newmont Gold 8.91% 1/5/09                            140,387         150,799
    Sherwin-Williams 6.85% 2/1/07                        681,000         720,593
    Smurfit Capital Funding 6.75% 11/20/05               370,000         379,250
   #Vedanta Resources 144A 6.625% 2/22/10                860,000         862,474
    Witco
      6.875% 2/1/26                                      425,000         388,875
      7.75% 4/1/23                                       825,000         812,625
                                                                     -----------
                                                                      10,472,053
                                                                     -----------
Brokerage - 4.20%
   #Amvescap 144A 4.50% 12/15/09                       2,185,000       2,179,494
    Bear Stearns 4.65% 7/2/18                          1,140,000       1,085,073
    Credit Suisse First Boston USA
      6.125% 11/15/11                                  1,020,000       1,114,769
   #FMR 144A 7.57% 6/15/29                               650,000         838,252
    Goldman Sachs Group
      5.25% 10/15/13                                   1,855,000       1,913,243
      6.125% 2/15/33                                     755,000         811,226
      6.345% 2/15/34                                   2,420,000       2,601,006
    Merrill Lynch 5.00% 1/15/15                          500,000         502,518
    Morgan Stanley
     o2.51% 11/24/06                                   1,160,000       1,161,560
      4.75% 4/1/14                                       895,000         882,658
      5.30% 3/1/13                                       405,000         420,571
                                                                     -----------
                                                                      13,510,370
                                                                     -----------
Capital Goods - 1.92%
    AEP Industries 9.875% 11/15/07                       100,000         102,500
  o#Bombardier Capital
      144A 4.83% 5/30/05                               1,540,000       1,539,182
    Caterpillar Finance Services
      4.75% 2/17/15                                      915,000         921,525
    General Electric 5.00% 2/1/13                      1,990,000       2,054,108
   #Lone Star Industries 144A 8.85% 6/15/05              560,000         569,085
   #Sealed Air 144A
      5.375% 4/15/08                                     400,000         413,936
      5.625% 7/15/13                                     370,000         384,863

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal        Market
                                                     Amount(degree)     Value

CORPORATE BONDS (continued)
Capital Goods (continued)
    York International 6.625% 8/15/06        USD         165,000     $   171,366
                                                                     -----------
                                                                       6,156,565
                                                                     -----------
Collateralized Bond Obligations - 0.96%
>>#<<Alliance Capital Funding
       Series 1 A3 144A 5.84% 2/15/10                    163,963         167,242
>>o<<Ares Leveraged Investment Fund II
       144A 2.26% 10/31/05                             1,680,000       1,680,000
>><<#Juniper Series 1999-1A A1
       144A 6.83% 4/15/11                                910,693         928,907
>><<#Putnam II Series 1A A1
       144A 6.875% 11/8/09                               301,263         307,288
                                                                       ---------
                                                                       3,083,437
                                                                       ---------
Collateralized Debt Obligation - 0.28%
>><<#Magnetite Asset Investor
       Series 3C1 144A 8.786% 1/31/08                    500,000         514,387
>><<#Sankaty Market Value
       Series 3 B1 144A 7.379% 4/30/09                   360,000         371,836
                                                                       ---------
                                                                         886,223
                                                                       ---------
Communications - 13.66%
     AT&T Wireless Services
       7.875% 3/1/11                                     725,000         853,436
       8.75% 3/1/31                                    2,355,000       3,249,059
     BellSouth
       4.20% 9/15/09                                   2,140,000       2,138,048
       4.75% 11/15/12                                  2,165,000       2,187,455
     Citizens Communications
       7.625% 8/15/08                                    915,000         999,638
       9.25% 5/15/11                                     655,000         767,988
     Comcast Cable Communications Holdings
       8.375% 3/15/13                                  1,300,000       1,608,391
     Continental Cablevision 9.50% 8/1/13                500,000         538,496
    #COX Communications
       144A 4.625% 1/15/10                             2,145,000       2,138,213
     CSC Holdings 10.50% 5/15/16                         420,000         473,550
     France Telecom 9.25% 3/1/31                         220,000         306,772
     GTE Hawaiian Telephone 7.375% 9/1/06                620,000         641,991
    #Hanarotelecom 144A 7.00% 2/1/12                     950,000         958,805
     InterActiveCorp
       6.75% 11/15/05                                    260,000         266,398
       7.00% 1/15/13                                   1,175,000       1,311,695
     Intelsat 6.50% 11/1/13                            2,245,000       1,891,413
    #Intelsat Bermuda 144A
      o7.794% 1/15/12                                  1,155,000       1,195,425
       8.25% 1/15/13                                   2,015,000       2,095,600
     MCI
       6.908% 5/1/07                                   1,015,000       1,040,375
       7.688% 5/1/09                                     670,000         700,988
    #Qwest 144A 7.875% 9/1/11                          1,815,000       1,951,125
     Rogers Cablesystems 10.00% 3/15/05                1,120,000       1,132,600
     SBC Communications
       4.125% 9/15/09                                  2,700,000       2,683,535
       5.10% 9/15/14                                   2,115,000       2,134,251
       6.15% 9/15/34                                   1,720,000       1,806,077
     Sprint Capital
       4.78% 8/17/06                                     665,000         675,141
       6.375% 5/1/09                                     320,000         345,858
       8.75% 3/15/32                                   2,555,000       3,471,024
    #Telecom Italia Capital 144A 4.00% 1/15/10           425,000         415,453
     Telefonos de Mexico 4.50% 11/19/08                1,830,000       1,838,899

                                                      Principal         Market
                                                    Amount(degree)      Value
--------------------------------------------------------------------------------
CORPORATE BONDS (continued)
Communications (continued)
    Time Warner Entertainment
      8.375% 3/15/23                            USD    1,650,000     $ 2,110,568
                                                                     -----------
                                                                      43,928,267
                                                                     -----------
Consumer Cyclical - 11.35%
    Boyd Gaming 9.25% 8/1/09                             190,000         205,200
   oCentex 2.99% 8/1/07                                  705,000         705,006
    Corrections Corporation of America
      7.50% 5/1/11                                       665,000         710,719
    CVS 4.00% 9/15/09                                    595,000         591,140
   oDaimlerCrysler 2.94% 9/10/07                         915,000         918,464
   #Dana 144A 5.85% 1/15/15                            1,580,000       1,553,638
    Ford Motor 7.45% 7/16/31                           6,070,000       6,073,137
    Ford Motor Credit
      5.625% 10/1/08                                   1,075,000       1,079,371
      5.70% 1/15/10                                    1,260,000       1,257,480
      7.00% 10/1/13                                      340,000         358,932
    General Motors 8.375% 7/15/33                      4,150,000       4,190,288
    GMAC
      6.125% 8/28/07                                   1,755,000       1,781,927
      6.75% 12/1/14                                    2,240,000       2,200,056
      7.75% 1/19/10                                      890,000         935,829
    Hilton Hotels 7.625% 5/15/08                       1,070,000       1,177,048
    Johnson Controls 5.00% 11/15/06                    1,208,000       1,235,217
   #Jones Apparel 144A 4.25% 11/15/09                  1,420,000       1,402,703
    Kohl's
      6.30% 3/1/11                                       480,000         529,091
      7.25% 6/1/29                                       425,000         523,065
   oLiberty Media
      3.99% 9/17/06                                    2,655,000       2,686,701
      5.70% 5/15/13                                      665,000         652,100
    Lodgenet Entertainment 9.50% 6/15/13                 235,000         260,850
    MGM MIRAGE 9.75% 6/1/07                              475,000         529,625
    Michaels Stores 9.25% 7/1/09                         385,000         411,469
    Office Depot 6.25% 8/15/13                         1,055,000       1,133,922
    Time Warner 8.18% 8/15/07                          1,670,000       1,839,351
    Wendy's International
      6.25% 11/15/11                                   1,015,000       1,117,307
      6.35% 12/15/05                                     405,000         414,198
                                                                     -----------
                                                                      36,473,834
                                                                     -----------
Consumer Non-Cyclical - 8.04%
    Altria Group 7.65% 7/1/08                          1,040,000       1,139,555
   #Amgen 144A 4.00% 11/18/09                            295,000         293,650
    Archer-Daniels-Midland 7.00% 2/1/31                1,250,000       1,546,980
    Caremark Rx 7.375% 10/1/06                         1,600,000       1,686,000
    Delhaize America 9.00% 4/15/31                       505,000         671,704
    Great Atlantic & Pacific Tea 7.75% 4/15/07         1,045,000       1,041,081
    HCA 5.50% 12/1/09                                    575,000         575,519
   #Johnson (SC) & Son 144A 5.75% 2/15/33              1,015,000       1,062,222
   #Knowledge Learning 144A 7.75% 2/1/15                 390,000         393,900
    Kraft Foods
      4.125% 11/12/09                                  1,755,000       1,741,401
      5.25% 6/1/07                                       750,000         773,833
      5.25% 10/1/13                                    2,560,000       2,658,143
      5.625% 11/1/11                                     670,000         711,683
    Medco Health Solutions 7.25% 8/15/13               1,430,000       1,618,872
    Merck 5.95% 12/1/28                                1,260,000       1,344,257
   #Miller Brewing 144A
      4.25% 8/15/08                                      725,000         729,449
      5.50% 8/15/13                                      755,000         793,522

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal         Market
                                                     Amount(degree)      Value

CORPORATE BONDS (continued)
Consumer Non-Cyclical (continued)
    Safeway
      3.80% 8/15/05                            USD       125,000     $   125,295
      6.15% 3/1/06                                       550,000         565,424
    Schering-Plough
      5.55% 12/1/13                                      370,000         388,963
      6.75% 12/1/33                                      565,000         654,300
    Universal 6.50% 2/15/06                              370,000         381,528
    UST
      6.625% 7/15/12                                   1,415,000       1,592,679
      8.80% 3/15/05                                      595,000         599,227
   #Wellpoint 144A
      3.75% 12/14/07                                     975,000         970,518
      4.25% 12/15/09                                   1,335,000       1,330,574
    Wyeth 5.50% 2/1/14                                   430,000         448,744
                                                                     -----------
                                                                      25,839,023
                                                                     -----------
Electric - 11.55%
    Alabama Power 5.875% 12/1/22                       1,750,000       1,910,881
    Avista
      7.75% 1/1/07                                     1,380,000       1,471,949
      9.75% 6/1/08                                     1,510,000       1,745,836
   oAvista Capital Trust II 6.50% 4/1/34                 835,000         850,656
    CenterPoint Energy Houston Electric
      5.60% 7/1/23                                     1,850,000       1,907,156
    Cleveland Electric Illuminating
      7.88% 11/1/17                                      200,000         247,157
    Dominion Resources 7.195% 9/15/14                  1,430,000       1,663,778
    Duke Capital
      4.331% 11/16/06                                    800,000         807,775
      5.668% 8/15/14                                   1,920,000       1,999,755
    FPL Group Capital 4.086% 2/16/07                     980,000         986,900
    Monongahela Power 5.00% 10/1/06                      315,000         321,050
    National Rural Utilities Cooperative
      Finance 3.875% 2/15/08                           1,540,000       1,542,342
    Northern States Power 2.875% 8/1/06                1,100,000       1,088,417
    Pacific Gas & Electric 6.05% 3/1/34                3,590,000       3,872,495
   #Power Contract Financing 144A
      5.20% 2/1/06                                       944,285         957,443
      6.256% 2/1/10                                    1,164,000       1,212,038
    Progress Energy 6.75% 3/1/06                         850,000         878,527
    PSEG Energy Holdings 7.75% 4/16/07                 1,340,000       1,405,325
    Southern California Edison
     o2.545% 12/13/07                                    760,000         759,266
      6.00% 1/15/34                                    1,675,000       1,841,157
    TECO Energy 7.20% 5/1/11                           1,255,000       1,369,519
    TNP Enterprises 10.25% 4/1/10                        770,000         816,200
   #TXU 144A
      4.80% 11/15/09                                   2,230,000       2,223,158
      5.55% 11/15/14                                   3,015,000       3,017,198
    TXU Energy 7.00% 3/15/13                           1,965,000       2,216,176
                                                                     -----------
                                                                      37,112,154
                                                                     -----------
Energy - 4.89%
   #Canadian Oil Sands 144A 4.80% 8/10/09                280,000         283,729
    EnCana 6.50% 8/15/34                               2,000,000       2,269,862
    Halliburton 5.50% 10/15/10                           915,000         966,741
    Naftogaz Ukrainy 8.125% 9/30/09                    1,700,000       1,780,920
    Petroleum Geo-Services 8.00% 11/5/06               1,135,000       1,160,538
    SEACOR 7.20% 9/15/09                                 820,000         879,363
  o#Secunda International
    144A 10.66% 9/1/12                                   700,000         694,750

                                                      Principal         Market
                                                    Amount(degree)      Value

CORPORATE BONDS (continued)
Energy (continued)
    Siberian Oil 10.75% 1/15/09                USD     1,775,000     $ 1,954,719
    Smith International 7.00% 9/15/07                  1,555,000       1,661,741
    Tesoro Petroleum 8.00% 4/15/08                     1,270,000       1,371,600
    Tyumen Oil 11.00% 11/6/07                            930,000       1,060,479
    USX 9.125% 1/15/13                                   600,000         765,172
    Valero Energy 6.125% 4/15/07                         355,000         372,382
    Western Oil Sands 8.375% 5/1/12                      425,000         499,375
                                                                     -----------
                                                                      15,721,371
                                                                     -----------
Finance - 2.33%
   #Berkshire Hathaway Finance 144A
     o2.66% 1/11/08                                      830,000         830,080
      3.40% 7/2/07                                       590,000         586,885
      4.125% 1/15/10                                   1,905,000       1,905,512
    Capital One Bank 5.75% 9/15/10                       885,000         937,694
   #Mantis Reef 144A 4.799% 11/3/09                    1,755,000       1,746,634
    MBNA 5.00% 6/15/15                                   700,000         695,766
  o#Premium Asset Trust Series 2005-2
      144A 2.67% 2/2/07                                  795,000         794,682
                                                                     -----------
                                                                       7,497,253
                                                                     -----------
Insurance - 5.54%
   #Farmers Exchange Capital 144A
      7.05% 7/15/28                                    1,417,000       1,505,557
   #Farmers Insurance Exchange 144A
      6.00% 8/1/14                                       625,000         643,918
      8.625% 5/1/24                                    1,170,000       1,416,578
   #Liberty Mutual 144A 5.75% 3/15/14                  1,030,000       1,020,220
    Marsh & McLennan
      5.375% 3/15/07                                   2,145,000       2,190,506
      5.875% 8/1/33                                      650,000         616,511
 *o#North Front Pass-Through Trust
      144A 5.81% 12/15/24                              3,850,000       3,965,049
   #Nationwide Mutual Insurance
      144A 7.875% 4/1/33                               1,160,000       1,423,401
  o#Oil Insurance 144A 5.15% 8/15/33                   2,535,000       2,553,569
    Prudential Financial 4.104% 11/15/06               1,060,000       1,069,436
  *#Twin Reefs Pass-Through Trust
      144A 3.42% 12/31/49                              1,400,000       1,408,124
                                                                     -----------
                                                                      17,812,869
                                                                     -----------
Natural Gas - 3.55%
    Atmos Energy
     o3.035% 10/15/07                                  1,600,000       1,601,002
      4.00% 10/15/09                                     660,000         651,041
   #Enterprise Products Operating 144A
      4.00% 10/15/07                                     590,000         587,531
      4.625% 10/15/09                                  1,290,000       1,288,284
   #Gulf South Pipeline 144A 5.05% 2/1/15              1,570,000       1,577,903
    KeySpan Gas East 6.90% 1/15/08                       725,000         784,742
    Northern Border Pipeline 6.25% 5/1/07                700,000         735,442
    Sempra Energy
     o2.809% 5/21/08                                     695,000         694,966
      4.75% 5/15/09                                      735,000         745,155
    Texas Eastern Transmission 5.25% 7/15/07             615,000         633,337
    Valero Logistics Operations 6.05% 3/15/13          1,600,000       1,704,814
   #Williams Gas Pipelines Central
      144A 7.375% 11/15/06                               375,000         397,969
                                                                     -----------
                                                                      11,402,186
                                                                     -----------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                    Principal           Market
                                                  Amount(degree)        Value

CORPORATE BONDS (continued)
Real Estate - 0.41%
    Developers Diversified Realty
      4.625% 8/1/10                            USD     1,320,000     $ 1,312,145
                                                                     -----------
                                                                       1,312,145
                                                                     -----------
()Senior Secured Loans - 1.52%
  <<CenterPoint Energy Bank Loan
      12.75% 11/12/05                                  1,000,000       1,070,000
  <<Dex Media West Loan Tranche B
      4.17% 9/14/10                                    1,226,440       1,241,771
  <<Qwest Communications Bank Loan
      Tranche A 7.39% 6/30/07                          1,250,000       1,304,687
      Tranche B 6.95% 6/30/10                          1,250,000       1,281,250
                                                                     -----------
                                                                       4,897,708
                                                                     -----------
Technology - 2.03%
    Computer Sciences 3.50% 4/15/08                      615,000         607,862
    Jabil Circuit 5.875% 7/15/10                       2,295,000       2,408,419
    Motorola
      4.608% 11/16/07                                  1,400,000       1,421,437
      7.625% 11/15/10                                  1,805,000       2,094,123
                                                                     -----------
                                                                       6,531,841
                                                                     -----------
Transportation - 1.14%
    American Airlines 6.817% 5/23/11                   1,165,000       1,104,969
    Continental Airlines 6.503% 6/15/11                  940,000         901,325
   oCSX 2.48% 8/3/06                                     380,000         380,442
   #Erac USA Finance 144A 7.35% 6/15/08                1,160,000       1,275,797
                                                                     -----------
                                                                       3,662,533
                                                                     -----------
TOTAL CORPORATE BONDS (cost $259,782,900)                            265,723,000
                                                                     -----------
FOREIGN AGENCIES - 0.94%
    Pemex Project Funding Master Trust
      6.125% 8/15/08                                   1,370,000       1,442,610
                                                                     -----------
TOTAL FOREIGN AGENCIES (cost $1,454,860)                               1,442,610
                                                                     -----------
MUNICIPAL BONDS - 4.07%
    American Eagle Northwest 4.97% 12/15/18              455,000         455,000
    California State 5.00% 2/1/33                        480,000         493,550
    Colorado Department of Transportation
      Revenue 5.00% 12/15/13 (FGIC)                    1,390,000       1,556,564
    Fulton County, Georgia Water & Sewer
      Revenue 5.25% 1/1/35 (FGIC)                        710,000         763,030
    Golden State Tobacco Securitization
      Corporation Settlement Revenue
      Series B 5.625% 6/1/38                             365,000         394,171
    Illinois State Taxable Pension
       5.10% 6/1/33                                    1,840,000       1,834,130
    Metropolitan Washington District of
      Columbia Airport Authority
      5.00% 10/1/34 (FSA) (AMT)                          890,000         911,743
    New York State Urban Development
      Corporation 5.25% 3/15/34 (FGIC)                 1,195,000       1,287,804
    Oregon State Taxable Pension
      5.892% 6/1/27                                    1,255,000       1,395,096
    Puerto Rico Public Buildings Authority
      Revenue (Government Facilities)
      Series I 5.25% 7/1/33                            1,865,000       1,986,075
    Sales Tax Asset Receivables
      5.25% 10/15/27 (AMBAC)                             640,000         699,744

                                                      Principal         Market
                                                    Amount(degree)      Value

MUNICIPAL BONDS (continued)
    West Virginia Economic
      Development Authority
      5.37% 7/1/20 (MBIA)                      USD       175,000      $  181,265
      6.07% 7/1/26                                       575,000         619,016
    Wisconsin State General Taxable Revenue
      Series A 5.70% 5/1/26 (FSA)                        475,000         514,197
                                                                      ----------
TOTAL MUNICIPAL BONDS (cost $12,503,697)                              13,091,385
                                                                      ----------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.25%
   oMastr Adjustable Rate Mortgage Trust
      Series 2004-10 2A2 5.04% 10/25/34                  790,849         801,454
                                                                      ----------
TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
    OBLIGATIONS (cost $799,993)                                          801,454
                                                                      ----------
SOVEREIGN DEBT - 5.29%
Australia - 0.44%
    Queensland Treasury 6.00% 6/14/11          AUD        1,795,000    1,426,613
                                                                      ----------
                                                                       1,426,613
                                                                      ----------
Brazil - 0.28%
    Federal Republic of Brazil
      8.75% 2/4/25                             USD       910,000         897,351
                                                                      ----------
                                                                         897,351
                                                                      ----------
Colombia - 0.41%
    Republic of Colombia 10.375% 1/28/33       USD     1,155,000       1,313,813
                                                                      ----------
                                                                       1,313,813
                                                                      ----------
Dominican Republic - 0.11%
   oDominican Republic 3.50% 8/30/24           USD      425,000          362,313
                                                                      ----------
                                                                         362,313
                                                                      ----------
Germany - 1.18%
    Deutsche Bundesrepublik
      5.00% 7/4/11                             EUR     2,644,000       3,809,968
                                                                      ----------
                                                                       3,809,968
                                                                      ----------
Poland - 0.49%
    Poland Government 6.00% 5/24/09            PLZ     4,900,000       1,559,047
                                                                      ----------
                                                                       1,559,047
                                                                      ----------
Russia - 0.24%
 *<<Russian Paris Club Participation Note
      144A 2.125% 8/20/20                      JPY    87,011,621         772,299
                                                                      ----------
                                                                         772,299
                                                                      ----------
United Kingdom - 0.97%
    UK Treasury
      4.00% 3/7/09                             GBP       819,000       1,511,215
      8.00% 9/27/13                            GBP       681,000       1,592,440
                                                                      ----------
                                                                       3,103,655
                                                                      ----------
Venezuela - 1.17%
    Venezuela Government International
      9.375% 1/13/34                           USD     3,645,000       3,770,752
                                                                      ----------
                                                                       3,770,752
                                                                      ----------
TOTAL SOVEREIGN DEBT (cost $16,674,186)                               17,015,811
                                                                      ----------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                    Principal           Market
                                                  Amount(degree)        Value

SUPRANATIONAL BANKS - 0.39%
    Inter-American Development Bank
      1.90% 7/8/09                             JPY    72,000,000      $  740,478
    International Finance 6.75% 7/15/09        NZD       720,000         520,871
                                                                      ----------
TOTAL SUPRANATIONAL BANKS
    (cost $1,183,964)                                                  1,261,349
                                                                      ----------
U.S. TREASURY OBLIGATIONS - 3.06%
    U.S. Treasury Bonds
      4.25% 11/15/14                           USD       365,000         368,479
     ~5.375% 2/15/31                                   7,165,000       8,017,248
    U.S. Treasury Inflation Index Notes
      1.625% 1/15/15                                   1,450,392       1,447,787
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $9,742,959)                                                  9,833,514
                                                                      ----------
                                                       Number of
                                                         Shares
PREFERRED STOCK - 0.21%
    Nexen 7.35%                                           25,430         682,287
                                                                      ----------
                                                                         682,287
                                                                      ----------
TOTAL PREFERRED STOCK (cost $670,134)                                    682,287
                                                                      ----------
WARRANT - 0.00%
  +#Solutia 144A, exercise price $7.59,
      expiration date 7/15/09                                615               6
                                                                      ----------
TOTAL WARRANT (cost $52,353)                                                   6
                                                                      ----------
                                                      Principal
                                                        Amount
REPURCHASE AGREEMENT - 0.52%
    With BNP Paribas 2.41% 2/1/05
      (dated 1/31/05, to be repurchased
      at $876,459, collateralized by
      $904,100 U.S. Treasury Bills due
      7/7/05, market value $894,229)         USD        876,400          876,400
    With UBS Warburg 2.41% 2/1/05
      (dated 1/31/05, to be repurchased at
      $788,653, collateralized by $546,900
      U.S. Treasury Bills due 5/5/05,
      market value $543,614 and $262,900
      U.S. Treasury Bills due 5/12/05,
      market value $261,049)                            788,600          788,600
                                                                      ----------
TOTAL REPURCHASE AGREEMENTS
    (cost $1,665,000)                                                  1,665,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES - 99.40%
    (cost $312,485,777)                                              319,509,503
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 0.60%                                         1,918,485
                                                                    ------------
NET ASSETS APPLICABLE TO 54,967,773
    SHARES OUTSTANDING - 100.00%                                    $321,427,988
                                                                    ============

Net Asset Value - Delaware Corporate Bond Fund
    Class A ($95,067,359 / 16,253,577 Shares)                              $5.85
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
    Class B ($23,100,239 / 3,950,705 Shares)                               $5.85
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
    Class C ($26,649,701 / 4,556,786 Shares)                               $5.85
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
    Class R ($2,447,870 / 418,390 Shares)                                  $5.85
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
    Institutional Class ($174,162,819 / 29,788,315 Shares)                 $5.85
                                                                           -----

COMPONENTS OF NET ASSETS AT JANUARY 31, 2005:**
Shares of beneficial interest
    (unlimited authorization - no par)                              $312,716,569
Undistributed net investment income                                      163,932
Accumulated net realized gain on
    investments and foreign currencies                                 1,410,476
Net unrealized appreciation of
    investments and foreign currencies                                 7,137,011
                                                                    ------------
Total net assets                                                    $321,427,988
                                                                    ============

(degree)Principal amount shown is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
NZD - New Zealand Dollar
PLZ - Polish Zloty
USD - U.S. Dollar

 #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in "Notes to Financial Statements."

 *Pass Through Agreement - Security represents the contractual right to receive a proportional amount of the underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

 oVariable Rate Note. The interest rate shown is the rate as of January 31, 2005.

 ~Fully or partially pledged as collateral for financial futures contracts

()Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

<<Illiquid security. See Note 9 in "Notes to Financial Statements." At January
  31, 2005, 11 securities were deemed illiquid which represented 3.00% of the Fund's net assets.

>>The security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements." At January 31, 2005, 6 securities were being fair valued which represented 1.24% of the Fund's net assets.

 +Non-income producing security for the period ended January 31, 2005.

**See Note 4 in "Notes to Financial Statements."

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GMAC - General Motors Acceptance Corporation
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
NIM - Net Interest Margin

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE CORPORATE BOND FUND
Net asset value Class A (A)                                                $5.85
Sales charge (4.50% of offering price) (B)                                  0.28
                                                                           -----
Offering price                                                             $6.13
                                                                           =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts and futures contracts were outstanding at January 31, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)
                                                                Unrealized
Contracts                  In Exchange         Settlement       Appreciation
to Receive (Deliver)           For                Date         (Depreciation)
--------------------      ------------         ----------      --------------
(1,670,000) AUD           US$1,290,910          2/22/05           $(1,443)
(247,000) AUD                  185,843          2/22/05            (5,301)
(808,300) GBP                1,538,081          2/22/05            17,597
(854,000) GBP                1,631,605          2/22/05            25,155
(1,039,927) EUR              1,362,940          2/22/05             7,419
(808,649) EUR                1,049,570          2/22/05            (4,485)
(159,526) EUR                  209,188          2/22/05             1,249
(421,290) EUR                  553,000          4/18/05             3,341
(143,038,285) JPY            1,398,340          4/25/05             9,426
(2,765,700) JPY                 26,724          2/02/05                36
(2,635,044) PLZ                834,350          2/22/05            (8,924)
                                                                   ------
                                                                  $44,070
                                                                  =======

FUTURES CONTRACTS(2)

                        Notional                                    Unrealized
Contracts                 Cost         Notional    Expiration      Appreciation
to Buy (Sell)          (Proceeds)       Value         Date        (Depreciation)
----------------       ----------      --------    ----------     --------------
89 US Treasury
  10 year Note       $ 9,925,202      $9,991,641      3/05           $66,439
(108) US Treasury
  5 year Note        (11,831,537)    (11,799,000)     3/05            32,537
(3) US Treasury
  Long Bond             (340,490)       (344,531)     3/05            (4,041)
                                                                     -------
                                                                     $94,935
                                                                     =======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1)   See Note 7 in "Notes to Financial Statements."

(2)   See Note 8 in "Notes to Financial Statements."

See accompanying notes.

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
  OF NET ASSETS (CONTINUED)                 January 31, 2005 (Unaudited)


                                                    Principal           Market
                                                  Amount(degree)        Value

AGENCY BOND - 0.50%
   ^Resolution Funding Strip-Interest
      4.855% 7/15/18                         USD         850,000      $  448,037
                                                                      ----------
TOTAL AGENCY BOND (cost $445,604)                                        448,037
                                                                      ----------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.51%
    Freddie Mac 5.00% 7/15/30                            300,000         303,742
    GNMA Series 2003-5 B 4.486% 10/16/25                 160,000         161,515
                                                                      ----------
TOTAL AGENCY COLLATERALIZED MORTGAGE
    OBLIGATIONS (cost $462,016)                                          465,257
                                                                      ----------
AGENCY MORTGAGE-BACKED SECURITIES - 0.36%
    Fannie Mae 5.50% 3/1/29                              316,187         323,302
                                                                      ----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
    (cost $313,174)                                                      323,302
                                                                      ----------
ASSET-BACKED SECURITIES - 0.89%
    Citibank Credit Card Issuance Trust
      Series 2003-A7 A7 4.15% 7/7/17                     150,000         145,356
   #GSAA Trust Series 2004-4N Note
      144A 6.25% 5/25/34                                 102,502         102,406
   #Home Equity Asset Trust 144A
      Series 2003-7N A 5.25% 4/27/34                      59,202          59,239
    Mid-State Trust Series 11 A1
      4.864% 7/15/38                                      76,544          75,009
   #Sharp Series 2003-HE1N
      144A 6.90% 11/25/33                                 33,080          33,148
   #Sharp Series 2004-2N 144A 7.00% 1/25/34              104,173         104,173
   #Sky Financial Medical Loan Securitization
      Series 2002-A A2 144A 6.705% 7/16/18               265,000         280,054
                                                                         -------
TOTAL ASSET-BACKED SECURITIES (cost $788,118)                            799,385
                                                                         -------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.69%
    Bank of America Commercial Mortgage
      Series 2004-6 A5 4.811% 12/10/42                    65,000          65,661
   oGreenwich Capital Commercial Funding
      4.799% 8/10/42                                     260,000         261,288
   #Merrill Lynch Mortgage Trust
      Series 2002-MW1 J 144A 5.695% 7/12/34              110,000         107,478
    Tower Series 2004-2A A 4.232% 12/15/14               195,000         192,718
                                                                         -------
TOTAL COMMERCIAL MORTGAGE-BACKED
    SECURITIES (cost $607,353)                                           627,145
                                                                         -------
CORPORATE BONDS - 80.00%
Banking - 8.16%
   #Banco Santander 144A 5.375% 12/9/14                  660,000         673,665
    Bank of America 4.375% 12/1/10                       445,000         448,022
    Citigroup 6.875% 2/15/98                             750,000         892,118
    Deutsche Bank Financial 5.375% 3/2/15                380,000         397,349
    Fifth Third Bank 4.75% 2/1/15                        450,000         450,165
   #HSBC 144A 7.625% 5/17/32                             500,000         639,534
   #Mizuho Finance Group
      144A 5.79% 4/15/14                                 330,000         350,385
    Oesterreichesche Kontrollbank
      1.80% 3/22/10                          JPY      40,000,000         411,255
    PNC Funding 5.25% 11/15/15               USD         165,000         168,739
    Popular North America Capital I Trust
      6.564% 9/15/34                                     580,000         632,352
  o#Rabobank Capital Funding II
      144A 5.26% 12/29/49                                305,000         313,330

                                                    Principal           Market
                                                  Amount(degree)        Value
CORPORATE BONDS (continued)
Banking (continued)
  oRBS Capital Trust I 4.709% 12/29/49       USD         285,000      $  280,328
    Travelers Capital III 7.625% 12/1/36                 581,000         731,692
   #TuranAlem Finance 144A 7.875% 6/2/10                 390,000         391,950
  o#United Overseas Bank 144A 5.375% 9/3/19              305,000         312,351
    Wilmington Trust 4.875% 4/15/13                      275,000         273,879
                                                                      ----------
                                                                       7,367,114
                                                                      ----------
Basic Industries - 3.21%
    Abitibi-Consolidated 6.95% 12/15/06                  470,000         487,038
    Barrick Gold 5.80% 11/15/34                          450,000         467,330
    IMC Global 7.375% 8/1/18                             200,000         207,000
    Ispat Inland 9.75% 4/1/14                            380,000         470,250
    Phelps Dodge 9.50% 6/1/31                            500,000         751,316
   #Vedanta Resources 144A 6.625% 2/22/10                265,000         265,762
    Witco 7.75% 4/1/23                                   251,000         247,235
                                                                      ----------
                                                                       2,895,931
                                                                      ----------
Brokerage - 4.53%
   #Amvescap 144A 4.50% 12/15/09                         455,000         453,853
    Bear Stearns 4.65% 7/2/18                            600,000         571,091
   #FMR 144A 7.57% 6/15/29                               350,000         451,366
    Goldman Sachs Group
      5.25% 10/15/13                                     240,000         247,536
      6.125% 2/15/33                                     455,000         488,885
      6.345% 2/15/34                                     685,000         736,234
    Merrill Lynch 5.00% 1/15/15                          170,000         170,856
    Morgan Stanley
      4.75% 4/1/14                                       450,000         443,795
      5.30% 3/1/13                                        35,000          36,346
      7.25% 4/1/32                                       390,000         488,433
                                                                      ----------
                                                                       4,088,395
                                                                      ----------
Capital Goods - 1.57%
    Caterpillar Finance Services 4.75% 2/17/15           255,000         256,818
    General Electric 5.00% 2/1/13                        740,000         763,839
   #Lone Star Industries 144A 8.85% 6/15/05              200,000         203,245
   #Sealed Air 144A 5.625% 7/15/13                       190,000         197,632
                                                                      ----------
                                                                       1,421,534
                                                                      ----------
Collateralized Bond Obligations - 0.46%
>><<#Juniper Series 1999-1A A1
      144A 6.83% 4/15/11                                 229,619         234,212
>><<#Putnam II Series 1A A1
      144A 6.875% 11/8/09                                178,019         181,579
                                                                      ----------
                                                                         415,791
                                                                      ----------
Communications - 17.01%
    AT&T Wireless Services 8.75% 3/1/31                  900,000       1,241,678
    Bellsouth
      4.75% 11/15/12                                     370,000         373,838
      5.20% 9/15/14                                      975,000         998,741
    British Telecommunications
      8.875% 12/15/30                                    500,000         686,431
    Citizens Communications 9.00% 8/15/31              1,000,000       1,142,500
    Comcast Cable Communications
      Holdings 8.375% 3/15/13                          1,175,000       1,453,737
    COX Communications 5.50% 10/1/15                     500,000         502,966
    CSC Holdings 10.50% 5/15/16                          205,000         231,138
    France Telecom 9.25% 3/1/31                          785,000       1,094,617
   #Hanarotelecom 144A 7.00% 2/1/12                      250,000         252,317
    InterActiveCorp 7.00% 1/15/13                        565,000         630,730
    Intelsat 6.50% 11/1/13                               470,000         395,975

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
  OF NET ASSETS (CONTINUED)



                                                            Principal    Market
                                                          Amount(degree)  Value

CORPORATE BONDS (continued)
Communications (continued)
 #Intelsat Bermuda 144A 8.25% 1/15/13            USD         565,000  $  587,600
  MCI
   6.908% 5/1/07                                             325,000     333,125
   7.688% 5/1/09                                             130,000     136,013
 #Qwest 144A 7.875% 9/1/11                                   170,000     182,750
  SBC Communications
   5.10% 9/15/14                                           1,000,000   1,009,102
   6.15% 9/15/34                                             755,000     792,784
  Sprint Capital
   6.375% 5/1/09                                             205,000     221,565
   8.75% 3/15/32                                             930,000   1,263,424
  Telecom Italia Capital 6.375% 11/15/33                     500,000     532,358
  Thomson 5.25% 8/15/13                                      225,000     234,754
  Time Warner Entertainment
   8.375% 3/15/23                                            830,000   1,061,680
                                                                     -----------
                                                                      15,359,823
                                                                     -----------
Consumer Cyclical - 8.62%
  Boyd Gaming 9.25% 8/1/09                                    70,000      75,600
  Corrections Corporation of America
   7.50% 5/1/11                                              210,000     224,438
  DaimlerChrysler Holdings 8.50% 1/18/31                     500,000     642,382
 #Dana Corp 144A 5.85% 1/15/15                               440,000     432,659
  Ford Motor 7.45% 7/16/31                                 1,700,000   1,700,879
  Ford Motor Credit 7.00% 10/1/13                            200,000     211,136
  General Motors 8.375% 7/15/33                            1,590,000   1,605,436
  GMAC
   6.75% 12/1/14                                             555,000     545,103
   7.75% 1/19/10                                             375,000     394,310
  Kohl's 7.25% 6/1/29                                        600,000     738,444
  Liberty Media 5.70% 5/15/13                                190,000     186,314
  Lodgenet Entertainment 9.50% 6/15/13                        60,000      66,600
  Michaels Stores 9.25% 7/1/09                               130,000     138,938
  Office Depot 6.25% 8/15/13                                 300,000     322,442
  Wendy's International 6.25% 11/15/11                       455,000     500,862
                                                                     -----------
                                                                       7,785,543
                                                                     -----------
Consumer Non-Cyclical - 7.10%
  Altria Group 7.65% 7/1/08                                  295,000     323,239
  Archer-Daniels-Midland 7.00% 2/1/31                        350,000     433,154
  Delhaize America 9.00% 4/15/31                             155,000     206,167
  Great Atlantic & Pacific Tea 7.75% 4/15/07                 335,000     333,744
 #Johnson (SC) & Son 144A 5.75% 2/15/33                      225,000     235,468
 #Knowledge Learning 144A 7.75% 2/1/15                       110,000     111,100
  Kraft Foods
   5.25% 10/1/13                                           1,005,000   1,043,528
   5.625% 11/1/11                                            215,000     228,376
   6.50% 11/1/31                                             500,000     569,936
  Medco Health Solutions 7.25% 8/15/13                       395,000     447,171
  Merck 5.95% 12/1/28                                        655,000     698,800
 #Miller Brewing 144A 5.50% 8/15/13                          525,000     551,787
  Schering-Plough 6.75% 12/1/33                              180,000     208,450
  UST 6.625% 7/15/12                                         475,000     534,645
 #WellPoint 144A 5.95% 12/15/34                              325,000     339,680
  Wyeth 5.50% 2/1/14                                         140,000     146,103
                                                                     -----------
                                                                       6,411,348
                                                                     -----------
Electric - 9.55%
  Alabama Power 5.875% 12/1/22                               250,000     272,983
  Avista 9.75% 6/1/08                                        250,000     289,046
 oAvista Capital Trust III 6.50% 4/1/34                      295,000     300,531

                                                            Principal    Market
                                                          Amount(degree)  Value

CORPORATE BONDS (continued)
Electric (continued)
  CenterPoint Energy Houston Electric
   5.60% 7/1/23                                  USD        600,000   $  618,537
  Cleveland Electric Illuminating
   7.88% 11/1/17                                             330,000     407,809
  Detroit Edison 6.35% 10/15/32                              500,000     566,709
  Dominion Resources 7.195% 9/15/14                          455,000     529,384
  Duke Capital 5.668% 8/15/14                                780,000     812,400
  Pacific Gas & Electric 6.05% 3/1/34                      1,090,000   1,175,771
  PSEG Energy Holdings 7.75% 4/16/07                         335,000     351,331
  Southern California Edison 6.00% 1/15/34                   580,000     637,535
  TECO Energy 7.20% 5/1/11                                   410,000     447,413
  TNP Enterprises 10.25% 4/1/10                              245,000     259,700
 #TXU 144A 5.55% 11/15/14                                    845,000     845,616
  TXU Electric Delivery 7.25% 1/15/33                        625,000     768,351
  TXU Energy 7.00% 3/15/13                                   305,000     343,987
                                                                     -----------
                                                                       8,627,103
                                                                     -----------
Energy - 5.62%
  ConocoPhillips 5.90% 10/15/32                              500,000     548,292
  EnCana 6.50% 8/15/34                                       650,000     737,705
  Global Marine 7.00% 6/1/28                                 225,000     265,224
  Halliburton 5.50% 10/15/10                                 250,000     264,137
  Naftogaz Ukrainy 8.125% 9/30/09                            400,000     419,040
  Petroleum Geo-Services 8.00% 11/5/06                       220,000     224,950
  SEACOR Holdings 7.20% 9/15/09                              240,000     257,375
o#Secunda International 144A 10.66% 9/1/12                   225,000     223,313
  Siberian Oil 10.75% 1/15/09                                410,000     451,513
  Tesoro Petroleum 8.00% 4/15/08                             455,000     491,400
  Tyumen Oil 11.00% 11/6/07                                  135,000     153,941
  Union Pacific Resources 7.15% 5/15/28                      730,000     880,989
  Western Oil Sands 8.375% 5/1/12                            135,000     158,625
                                                                     -----------
                                                                       5,076,504
                                                                     -----------
Finance - 0.79%
 #Mantis Reef 144A 4.799% 11/3/09                            340,000     338,379
  MBNA 5.00% 6/15/15                                         375,000     372,732
                                                                  --------------
                                                                         711,111
                                                                  --------------
Insurance - 5.52%
  American RE 7.45% 12/15/26                                 155,000     178,747
 #Farmers Insurance Exchange 144A
   6.00% 8/1/14                                              300,000     309,080
   8.625% 5/1/24                                             680,000     823,310
 #Liberty Mutual 144A 7.00% 3/15/34                          155,000     160,601
  Metlife 6.375% 6/15/34                                     500,000     557,350
*#North Front Pass-Through Trust
   144A 5.81% 12/15/24                                     1,160,000   1,194,664
 #Nationwide Mutual Insurance
   144A 7.875% 4/1/33                                        410,000     503,099
 #New York Life Insurance
   144A 5.875% 5/15/33                                       295,000     317,452
o#Oil Insurance 144A 5.15% 8/15/33                           900,000     906,593
  UnumProvident 7.375% 6/15/32                                35,000      34,354
                                                                  --------------
                                                                       4,985,250
                                                                  --------------
Natural Gas - 0.97%
 #Gulf South Pipeline 144A 5.05% 2/1/15                      430,000     432,165
  Valero Logistics Operations 6.05% 3/15/13                  420,000     447,513
                                                                  --------------
                                                                         879,678
                                                                  --------------

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
  OF NET ASSETS (CONTINUED)

                                                            Principal    Market
                                                          Amount(degree)  Value
CORPORATE BONDS (continued)
Real Estate - 0.26%
  Developers Diversified Realty
   4.625% 8/1/10                                 USD        235,000  $   233,602
                                                                     -----------
                                                                         233,602
                                                                     -----------
()Senior Secured Loans - 2.77%
<<CenterPoint Energy Bank Loan
   12.75% 11/12/05                                         1,000,000   1,070,000
<<Qwest Communications Bank Loan
  Tranch B 6.95% 6/30/10                                   1,400,000   1,435,000
                                                                     -----------
                                                                       2,505,000
                                                                     -----------
Technology - 2.50%
  Dell 7.10% 4/15/28                                         420,000     520,537
  Jabil Circuit 5.875% 7/15/10                               660,000     692,617
  Motorola 6.50% 11/15/28                                    950,000   1,039,797
                                                                     -----------
                                                                       2,252,951
                                                                     -----------
Transportation - 1.36%
  American Airlines 6.817% 5/23/11                           565,000     535,886
  Continental Airlines 6.503% 6/15/11                        725,000     695,171
                                                                     -----------
                                                                       1,231,057
                                                                     -----------
TOTAL CORPORATE BONDS (cost $68,810,179)                              72,247,735
                                                                     -----------
MUNICIPAL BONDS - 4.49%
  American Eagle Northwest
   4.97% 12/15/18                                            125,000     125,000
  California State 5.00% 2/1/33                              180,000     185,081
  Colorado Department of Transportation
   Revenue 5.00% 12/15/13 (FGIC)                             445,000     498,324
  Fulton County, Georgia Water & Sewer
   Revenue 5.25% 1/1/35 (FGIC)                               225,000     241,805
  Golden State Tobacco Securitization
   Corporation Settlement Revenue
   Series B 5.625% 6/1/38                                    135,000     145,789
  Illinois State Taxable Pension
   5.10% 6/1/33                                              355,000     353,868
  Metropolitan Washington District of
   Columbia Airport Authority
   5.00% 10/1/34 (FSA) (AMT)                                 710,000     727,346
  New York State Urban Development
   Corporation 5.25% 3/15/34 (FGIC)                          295,000     317,910
  Oregon State Taxable Pension
   5.892% 6/1/27                                             410,000     455,768
  Puerto Rico Public Buildings Authority
   Revenue (Government Facilities)
   Series I 5.25% 7/1/33                                     295,000     314,151
  Sales Tax Asset Receivables
   5.25% 10/15/27 (AMBAC)                                    210,000     229,604
  West Virginia Economic
   Development Authority
   5.37% 7/1/20 (MBIA)                                        60,000      62,148
   6.07% 7/1/26                                              200,000     215,310
  Wisconsin State General Taxable
   Revenue Series A 5.70% 5/1/26 (FSA)                       170,000     184,028
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $3,880,797)                                4,056,132
                                                                     -----------

                                                            Principal    Market
                                                          Amount(degree)  Value

SOVEREIGN DEBT - 5.45%
Australia - 0.43%
  Queensland Treasury 6.00% 6/14/11              AUD        495,000   $  393,411
                                                                     -----------
                                                                         393,411
                                                                     -----------
Brazil - 0.28%
  Federal Republic of Brazil
   8.75% 2/4/25                                  USD        255,000      251,456
                                                                     -----------
                                                                         251,456
                                                                     -----------
Colombia - 0.40%
  Republic of Colombia
   10.375% 1/28/33                               USD        320,000      364,000
                                                                     -----------
                                                                         364,000
                                                                     -----------
Dominican Republic - 0.29%
 oDominican Republic 3.50% 8/30/24               USD        305,000      260,013
                                                                     -----------
                                                                         260,013
                                                                     -----------
Germany - 1.17%
  Deutsche Bundesrepublik
   5.00% 7/4/11                                  EUR        731,000    1,053,360
                                                                     -----------
                                                                       1,053,360
                                                                     -----------
Poland - 0.47%
  Poland Government
   6.00% 5/24/09                                 PLZ      1,346,000      428,261
                                                                     -----------
                                                                         428,261
                                                                     -----------
Russia - 0.30%
*<<Russian Paris Club Participation
    Note 144A 2.125% 8/20/20                     JPY     30,559,164      271,237
                                                                     -----------
                                                                         271,237
                                                                     -----------
United Kingdom - 0.95%
  UK Treasury
   4.00% 3/7/09                                  GPB        229,000      422,550
   8.00% 9/27/13                                 GPB        186,000      434,939
                                                                     -----------
                                                                         857,489
                                                                     -----------
Venezuela - 1.16%
  Venezuela Government International
   9.375% 1/13/34                                USD      1,010,000    1,044,845
                                                                     -----------
                                                                       1,044,845
                                                                     -----------
TOTAL SOVEREIGN DEBT (cost $4,802,143)                                 4,924,072
                                                                     -----------
SUPRANATIONAL BANKS - 0.43%
  Inter-American Development Bank
   1.90% 7/8/09                                  JPY     18,000,000      185,120
  International Finance 6.75% 7/15/09            NZD        280,000      202,560
                                                                     -----------
TOTAL SUPRANATIONAL BANKS
   (cost $352,356)                                                       387,680
                                                                     -----------

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
  OF NET ASSETS (CONTINUED)

                                                            Principal    Market
                                                          Amount(degree)  Value

U.S. TREASURY OBLIGATIONS - 3.85%

U.S. Treasury Bonds
   5.375% 2/15/31                                USD      2,865,000  $ 3,205,780
  ~5.25% 11/15/28                                            250,000     270,821
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $3,426,999)                                                    3,476,601
                                                                     -----------

                                                            Number of    Market
                                                             Shares       Value
PREFERRED STOCK - 0.26%
  Nexen 7.35%                                                  8,710     233,689
                                                                     -----------
TOTAL PREFERRED STOCK (cost $217,750)                                    233,689
                                                                     -----------
Warrant - 0.00%
+#Solutia 144A, exercise price $7.59,
expiration date 7/15/09                                          550           6
                                                                     -----------
TOTAL WARRANT (cost $46,787)                                                   6
                                                                     -----------

                                                            Principal    Market
                                                          Amount(degree)  Value

REPURCHASE AGREEMENTS - 1.25%
  With BNP Paribas 2.41% 2/1/05
    (dated 1/31/05, to be
    repurchased at $593,040,
    collateralized by $612,000 U.S.
    Treasury Bills due 7/7/05,
    market value $605,283)                       USD        593,000      593,000

  With UBS Warburg 2.41% 2/1/05
    (dated 1/31/05, to be
    repurchased at $534,036,
    collateralized by $370,000 U.S.
    Treasury Bills due 5/5/05,
    market value $367,959 and
    $178,000 U.S. Treasury Bills
    due 5/12/05, market value
    $176,698)                                                534,000     534,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $1,127,000)                                                    1,127,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 98.68%
  (cost $85,280,276)                                                  89,116,041
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.32%                                           1,191,378
                                                                     -----------
NET ASSETS APPLICABLE TO 15,062,012
  SHARES OUTSTANDING - 100.00%                                       $90,307,419
                                                                     -----------

Net Asset Value - Delaware Extended Duration Bond Fund
  Class A ($31,182,917 / 5,198,396 Shares)                                 $6.00
                                                                           -----
Net Asset Value - Delaware Extended Duration Bond Fund
  Class B ($6,154,913 / 1,026,683 Shares)                                  $5.99
                                                                           -----
Net Asset Value - Delaware Extended Duration Bond Fund
  Class C ($5,608,748 / 935,463 Shares)                                    $6.00
                                                                           -----
Net Asset Value - Delaware Extended Duration Bond Fund
  Institutional Class ($47,360,841 / 7,901,470 Shares)                     $5.99
                                                                           -----

COMPONENTS OF NET ASSETS AT JANUARY 31, 2005:**
Shares of beneficial interest
  (unlimited authorization - no par)                                 $85,355,060
Undistributed net investment income                                          168
Accumulated net realized loss on
  investments and foreign currencies                                     614,536
Net unrealized appreciation of
  investments and foreign currencies                                   4,337,655
                                                                     -----------
Total net assets                                                     $90,307,419
                                                                     ===========

(degree)Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
EUR  - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
NZD - New Zealand Dollar
PLZ - Polish Zloty
USD - U.S. Dollar

# Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in "Notes to Financial Statements".

* Pass Through Agreement - Security represents the contractual right to receive a proportional amount of the underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

o Variable rate notes. The interest rate shown is the rate as of January 31, 2005.

~ Fully or partially pledged as collateral for financial futures contracts

^ Zero coupon bond. The rate shown is the yield at the time of purchase.

<<Illiquid security. See Note 9 in "Notes to Financial Statements." At January
  31, 2005, 5 securities were deemed illiquid which represented 3.53% of the Fund's net assets.

>>The security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements."

()Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

+ Non-income producing security for the period ended January 31, 2005.

**See Note 4 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
  OF NET ASSETS (CONTINUED)


NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE EXTENDED DURATION BOND FUND
Net asset value Class A (A)                                                $6.00
Sales charge (4.50% of offering price) (B)                                  0.28
                                                                           -----
Offering price                                                             $6.28
                                                                           =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts and futures contracts were outstanding at January 31, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                                 Unrealized
Contracts to                                    In Exchange      Settlement     Appreciation
to Receive (Deliver)                                For            Date        (Depreciation)
--------------------                            -----------      ----------    --------------
(530,000) AUD                                    US$409,690       2/22/05        $  (458)
(248,300) GBP                                       472,823       2/22/05          5,749
(210,000) GBP                                       400,911       2/22/05          5,882
(333,034) EUR                                       436,485       2/22/05          2,383
(199,263) EUR                                       258,630       2/22/05         (1,105)
(113,512) EUR                                       149,000       4/18/05            900
(45,028,570) JPY                                    440,199       4/25/05          2,967
(1,142,500) JPY                                      11,040       2/02/05             15
(724,081) PLZ                                       229,270       2/22/05         (2,452)
                                                                                 -------
                                                                                 $13,881
                                                                                 =======

FUTURES CONTRACTS(2)

                                      Notional
Contracts to                           Cost           Notional    Expiration   Unrealized
to Buy (Sell)                        (Proceeds)        Value         Date     Appreciation
-------------                      -----------    -------------   ----------- -------------
6 US Treasury
  10 year Notes                     $  669,115    $   673,594        3/05      $  4,479
(80) US Treasury
  2 year Notes                     (16,770,730)   (16,725,000)       3/05        45,730
152 US Treasury
  Long Bond                         17,019,050      17,456,250       3/05       437,200
                                                                               --------
                                                                               $487,409
                                                                               ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Funds total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Funds net assets.

(1) See Note #7 in "Notes to Financial Statements."
(2) See Note #8 in "Notes to Financial Statements."

See accompanying notes

STATEMENTS                             Period Ended January 31, 2005 (Unaudited)
  OF OPERATIONS

                                                                                            Delaware Corporate  Delaware Extended
                                                                                                Bond Fund       Duration Bond Fund
INVESTMENT INCOME:
  Interest                                                                                      $ 7,131,484        $2,348,449
  Dividends                                                                                          37,145            11,884
                                                                                                -----------        ----------
                                                                                                  7,168,629         2,360,333
                                                                                                -----------        ----------

EXPENSES:
  Management fees                                                                                   653,462           219,593
  Distribution expense -- Class A                                                                   127,812            36,790
  Distribution expense -- Class B                                                                   110,320            29,619
  Distribution expense -- Class C                                                                   118,081            26,208
  Distribution expense -- Class R                                                                     4,629                --
  Dividend disbursing and transfer agent fees and expenses                                          181,444           104,171
  Accounting and administration expenses                                                             43,809            13,427
  Reports and statements to shareholders                                                             34,378            16,125
  Legal and professional fees                                                                        32,468             8,593
  Registration fees                                                                                  32,416            20,722
  Pricing fees                                                                                       11,387             7,361
  Custodian fees                                                                                     10,423             5,901
  Trustees' fees                                                                                      7,002             2,877
  Other                                                                                                  12                20
                                                                                                -----------        ----------
                                                                                                  1,367,643          491,407
  Less expenses absorbed or waived                                                                 (292,015)        (179,126)
  Less waiver of distribution expenses -- Class A                                                   (21,302)          (6,132)
                                                                                                -----------        ----------
  Total expenses                                                                                  1,054,326           306,149
                                                                                                -----------        ----------
NET INVESTMENT INCOME                                                                             6,114,303         2,054,184
                                                                                                -----------        ----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
  Net realized gain (loss) on:
    Investments                                                                                   3,983,359         1,767,733
    Futures contracts                                                                              (445,738)        1,135,185
    Foreign currencies                                                                              173,817             8,135
                                                                                                -----------        ----------
  Net realized gain                                                                               3,711,438         2,911,053
  Net change in unrealized appreciation/depreciation of investments and foreign currencies        6,081,823         2,920,649
                                                                                                -----------        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                            9,793,261         5,831,702
                                                                                                -----------        ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $15,907,564        $7,885,886
                                                                                                ===========        ==========


See accompanying notes

STATEMENTS
  OF CHANGES IN NET ASSETS

                                                                        Delaware Corporate          Delaware Extended
                                                                             Bond Fund              Duration Bond Fund
                                                                      Six Months      Year         Six Months      Year
                                                                        Ended         Ended          Ended         Ended
                                                                       1/31/05       7/31/04        1/31/05       7/31/04
                                                                     (Unaudited)                  (Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                             $  6,114,303  $  9,163,103    $ 2,054,184   $ 3,763,021
  Net realized gain on investments and foreign currencies              3,711,438     2,776,663      2,911,053     1,126,716
  Net change in unrealized appreciation/depreciation
    of investments and foreign currencies                              6,081,823     1,534,817      2,920,649     2,141,558
                                                                    ------------  ------------    -----------   -----------
  Net increase in net assets resulting from operations                15,907,564    13,474,583      7,885,886     7,031,295
                                                                    ------------  ------------    -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                           (2,168,006)   (2,702,062)      (670,277)     (815,874)
    Class B                                                             (478,752)     (958,694)      (139,699)     (298,088)
    Class C                                                             (512,552)     (943,934)      (123,599)     (261,329)
    Class R                                                              (36,653)      (24,422)            --            --
    Institutional Class                                               (3,438,838)   (4,945,721)    (1,258,268)   (2,455,266)

  Net realized gain on investments:
    Class A                                                           (1,020,537)     (666,553)      (838,360)     (196,655)
    Class B                                                             (258,873)     (334,311)      (199,563)      (95,246)
    Class C                                                             (279,634)     (328,900)      (171,958)      (83,559)
    Class R                                                              (19,889)       (3,123)            --             --
    Institutional Class                                               (1,397,911)   (1,261,444)    (1,463,367)     (614,720)
                                                                    ------------  ------------    -----------   -----------
                                                                      (9,611,645)  (12,169,164)    (4,865,091)   (4,820,737)
                                                                    ------------  ------------    -----------   -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                           28,446,788    57,620,924     14,098,248    14,712,808
    Class B                                                            3,749,604     7,269,485        729,271     1,741,206
    Class C                                                            7,063,811    10,740,520      1,175,853     2,215,776
    Class R                                                            1,903,267     1,204,589             --            --
    Institutional Class                                               73,150,670    45,395,399      8,664,505    13,178,329

  Net asset value of shares issued upon reinvestment
   of dividends and distributions:
    Class A                                                            2,286,747     2,292,829      1,011,777       643,127
    Class B                                                              428,142       722,023        238,245       232,721
    Class C                                                              571,463       884,934        197,348       228,697
    Class R                                                               54,608        24,979             --            --
    Institutional Class                                                2,742,988     3,135,801        731,621       919,301
                                                                    ------------  ------------    -----------   -----------
                                                                     120,398,088   129,291,483     26,846,868    33,871,965
                                                                    ------------  ------------    -----------   -----------
  Cost of shares repurchased:
    Class A                                                          (11,598,099)  (21,181,010)    (4,272,979)   (5,652,789)
    Class B                                                           (2,144,845)   (6,230,337)      (634,230)   (1,953,981)
    Class C                                                           (2,707,429)   (9,009,187)      (984,698)   (2,341,834)
    Class R                                                             (410,266)     (332,278)            --            --
    Institutional Class                                               (9,072,141)  (17,492,579)    (4,274,412)  (25,084,118)
                                                                    ------------  ------------    -----------   -----------
                                                                     (25,932,780)  (54,245,391)   (10,166,319)  (35,032,722)
                                                                    ------------  ------------    -----------   -----------
Increase (decrease) in net assets derived from capital
  share transactions                                                  94,465,308    75,046,092     16,680,549    (1,160,757)
                                                                    ------------  ------------    -----------   -----------
NET INCREASE IN NET ASSETS                                           100,761,227    76,351,511     19,701,344     1,049,801

NET ASSETS:
  Beginning of period                                                220,666,761   144,315,250     70,606,075    69,556,274
                                                                    ------------  ------------    -----------   -----------
  End of period(1)                                                  $321,427,988  $220,666,761    $90,307,419   $70,606,075
                                                                    ============  ============    ===========   ===========
(1)Undistributed (distributions in excess of) net investment income $    163,932  $     (3,890)   $       168   $    (5,065)
                                                                    ============  ============    ===========   ===========

See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Corporate Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                            Year Ended
                                                              1/31/05(4)  7/31/04      7/31/03   7/31/02(1)     7/31/01     7/31/00
                                                             (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                           $5.700      $5.620       $5.220      $5.370       $5.070      $5.280

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.137       0.296        0.339       0.364        0.370       0.353
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.229       0.183        0.410      (0.152)       0.299      (0.210)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.366       0.479        0.749       0.212        0.669       0.143
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.148)     (0.307)      (0.349)     (0.362)      (0.369)     (0.353)
Net realized gain on investments                               (0.068)     (0.092)          --          --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.216)     (0.399)      (0.349)     (0.362)      (0.369)     (0.353)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $5.850      $5.700       $5.620      $5.220       $5.370      $5.070
                                                               =======     ======       ======      ======       ======      ======

TOTAL RETURN(3)                                                 6.50%       8.65%       14.61%       4.02%       13.72%       2.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $95,067     $73,867      $34,707     $17,932       $5,596      $2,790
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.80%        0.80%       0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.08%       1.17%        1.32%       1.22%        1.20%       1.27%
Ratio of net investment income to average net assets            4.69%       5.09%        5.98%       6.79%        7.16%       6.84%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.41%       4.72%        5.46%       6.37%        6.76%       6.37%
Portfolio turnover                                               265%        300%         861%       1044%         709%        118%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Corporate Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             1/31/05(4)   7/31/04      7/31/03    7/31/02(1)    7/31/01     7/31/00
                                                            (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                           $5.700      $5.620       $5.220      $5.370       $5.070      $5.280

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.115       0.253        0.298       0.325        0.331       0.315
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.229       0.183        0.410      (0.152)       0.300      (0.210)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.344       0.436        0.708       0.173        0.631       0.105
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.126)     (0.264)      (0.308)     (0.323)      (0.331)     (0.315)
Net realized gain on investments                               (0.068)     (0.092)          --          --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.194)     (0.356)      (0.308)     (0.323)      (0.331)     (0.315)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $5.850      $5.700       $5.620      $5.220       $5.370      $5.070
                                                               ======      ======       ======      ======       ======      ======

TOTAL RETURN(3)                                                 6.10%       7.85%       13.78%       3.25%       12.89%       2.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $23,100     $20,510      $18,551     $11,709       $4,736      $2,057
Ratio of expenses to average net assets                         1.55%       1.55%        1.55%       1.55%        1.55%       1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.78%       1.87%        2.03%       1.97%        1.95%       2.02%
Ratio of net investment income to average net assets            3.94%       4.33%        5.23%       6.04%        6.41%       6.09%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.71%       4.01%        4.75%       5.62%        6.01%       5.62%
Portfolio turnover                                               265%        300%         861%       1044%         709%        118%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Corporate Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             1/31/05(4)   7/31/04      7/31/03    7/31/02(1)    7/31/01     7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $5.700      $5.620       $5.220      $5.370       $5.070      $5.280

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.115       0.253        0.297       0.324        0.331       0.316
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.229       0.183        0.410      (0.152)       0.299      (0.210)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.344       0.436        0.707       0.172        0.630       0.106
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.126)     (0.264)      (0.307)     (0.322)      (0.330)     (0.316)
NET REALIZED GAIN ON INVESTMENTS                               (0.068)     (0.092)          --          --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.194)     (0.356)      (0.307)     (0.322)      (0.330)     (0.316)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $5.850      $5.700       $5.620      $5.220       $5.370      $5.070
                                                               ======      ======       ======      ======       ======      ======
TOTAL RETURN(3)                                                 6.10%       7.86%       13.77%       3.24%       12.88%       2.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $26,650     $21,139      $18,313      $6,063       $1,804        $296
Ratio of expenses to average net assets                         1.55%       1.55%        1.55%       1.55%        1.55%       1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.78%       1.87%        2.03%       1.97%        1.95%       2.02%
Ratio of net investment income to average net assets            3.94%       4.33%        5.23%       6.04%        6.41%       6.09%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.71%       4.01%        4.75%       5.62%        6.01%       5.62%
Portfolio turnover                                               265%        300%         861%       1044%         709%        118%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------
                                                                            Delaware Corporate Bond Fund Class R
----------------------------------------------------------------------------------------------------------------
                                                                              Six Months              6/02/03(1)
                                                                               Ended     Year Ended      to
                                                                             1/31/05(4)   7/31/04      7/31/03
                                                                             (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                                           $5.700      $5.620       $5.930

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                        0.127       0.273        0.030
Net realized and unrealized gain (loss) on investments and foreign currencies   0.229       0.188       (0.300)
                                                                               ------      ------       ------
Total from investment operations                                                0.356       0.461       (0.270)
                                                                               ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                          (0.138)     (0.289)      (0.040)
Net realized gain on investments                                               (0.068)     (0.092)      --
                                                                               ------      ------       ------
Total dividends and distributions                                              (0.206)     (0.381)      (0.040)
                                                                               ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                                 $5.850      $5.700       $5.620
                                                                               ======      ======       ======

TOTAL RETURN(3)                                                                 6.32%       8.33%       (4.58%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                        $2,448        $869           $0
Ratio of expenses to average net assets                                         1.15%       1.15%        1.15%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                      1.38%       1.47%        1.57%
Ratio of net investment income to average net assets                            4.34%       4.73%        4.93%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                      4.11%       4.41%        4.51%
Portfolio turnover                                                               265%        300%         861%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Corporate Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             1/31/05(4)   7/31/04      7/31/03    7/31/02(1)    7/31/01    7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $5.700      $5.620       $5.220      $5.370       $5.070      $5.280

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.144       0.310        0.354       0.378        0.383       0.367
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.230       0.183        0.410      (0.152)       0.300      (0.210)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.374       0.493        0.764       0.226        0.683       0.157
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.156)     (0.321)      (0.364)     (0.376)      (0.383)     (0.367)
Net realized gain on investments                               (0.068)     (0.092)          --          --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.224)     (0.413)      (0.364)     (0.376)      (0.383)     (0.367)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $5.850      $5.700       $5.620      $5.220       $5.370      $5.070
                                                               ======      ======       ======      ======       ======      ======
TOTAL RETURN(3)                                                 6.64%       8.92%       14.92%       4.29%       14.02%       3.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $174,163    $104,282      $72,744     $52,681      $54,312     $55,088
Ratio of expenses to average net assets                         0.55%       0.55%        0.55%       0.55%        0.55%       0.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.78%       0.87%        1.03%       0.97%        0.95%       1.02%
Ratio of net investment income to average net assets            4.94%       5.33%        6.23%       7.04%        7.41%       7.09%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.71%       5.01%        5.75%       6.62%        7.01%       6.62%
Portfolio turnover                                               265%        300%         861%       1044%         709%        118%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Extended Duration Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                             Year Ended
                                                              1/31/05(4)  7/31/04      7/31/03    7/31/02(1)    7/31/01     7/31/00
                                                             (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $5.770      $5.550       $5.050      $5.260       $4.890      $5.150

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.153       0.334        0.373       0.384        0.369       0.360
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.441       0.322        0.500      (0.218)       0.370      (0.260)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.594       0.656        0.873       0.166        0.739       0.100
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.164)     (0.339)      (0.373)     (0.376)      (0.369)     (0.360)
Net realized gain on investments                               (0.200)     (0.097)          --          --           --          --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.364)     (0.436)      (0.373)     (0.376)      (0.369)     (0.360)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $6.000      $5.770       $5.550      $5.050       $5.260      $4.890
                                                               ======      ======       ======      ======       ======      ======

TOTAL RETURN(3)                                                10.49%      11.99%       17.55%       3.16%       15.76%       2.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $31,183     $19,439       $9,539      $4,629       $3,346      $1,948
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.80%        0.80%       0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.30%       1.30%        1.24%       1.23%        1.26%       1.23%
Ratio of net investment income to average net assets            5.12%       5.72%        6.65%       7.34%        7.38%       7.24%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.62%       5.22%        6.21%       6.91%        6.92%       6.81%
Portfolio turnover                                               289%        267%         789%        923%         642%        115%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes.

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Extended Duration Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             1/31/05(4)   7/31/04      7/31/03    7/31/02(1)    7/31/01     7/31/00
                                                            (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                           $5.760      $5.550       $5.050      $5.260       $4.890      $5.150

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.130       0.291        0.332       0.343        0.331       0.323
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.441       0.312        0.500      (0.218)       0.370      (0.260)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.571       0.603        0.832       0.125        0.701       0.063
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.141)     (0.296)      (0.332)     (0.335)      (0.331)     (0.323)
Net realized gain on investments                               (0.200)     (0.097)       --           --            --           --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.341)     (0.393)      (0.332)     (0.335)      (0.331)     (0.323)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $5.990      $5.760       $5.550      $5.050       $5.260      $4.890
                                                               ======      ======       ======      ======       ======      ======
TOTAL RETURN(3)                                                10.28%      10.98%       16.70%       2.37%       14.90%       1.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $6,155      $5,597       $5,375      $3,413       $1,175        $476
Ratio of expenses to average net assets                         1.55%       1.55%        1.55%       1.55%        1.55%       1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.00%       2.00%        1.95%       1.98%        2.01%       1.98%
Ratio of net investment income to average net assets            4.37%       4.97%        5.90%       6.59%        6.63%       6.49%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.92%       4.52%        5.50%       6.16%        6.17%       6.06%
Portfolio turnover                                               289%        267%         789%        923%         642%        115%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes.

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Extended Duration Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                             Year Ended
                                                              1/31/05(4)  7/31/04      7/31/03    7/31/02(1)    7/31/01     7/31/00
                                                             (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                           $5.760      $5.550       $5.050      $5.260       $4.890      $5.150

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.130       0.291        0.331       0.343        0.331       0.323
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.452       0.312        0.500      (0.218)       0.370      (0.260)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.582       0.603        0.831       0.125        0.701       0.063
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.142)     (0.296)      (0.331)     (0.335)      (0.331)     (0.323)
Net realized gain on investments                               (0.200)     (0.097)       --           --            --           --
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.342)     (0.393)      (0.331)     (0.335)      (0.331)     (0.323)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $6.000      $5.760       $5.550      $5.050       $5.260      $4.890
                                                               ======      ======       ======      ======       ======      ======
TOTAL RETURN(3)                                                10.28%      10.98%       16.67%       2.37%       14.88%       1.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $5,608      $5,025       $4,751      $1,431         $408         $87
Ratio of expenses to average net assets                         1.55%       1.55%        1.55%       1.55%        1.55%       1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.00%       2.00%        1.95%       1.98%        2.01%       1.98%
Ratio of net investment income to average net assets            4.37%       4.97%        5.90%       6.59%        6.63%       6.49%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.92%       4.52%        5.50%       6.16%        6.17%       6.06%
Portfolio turnover                                               289%        267%         789%        923%         642%        115%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes.

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Extended Duration Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                            Year Ended
                                                              1/31/05(4)  7/31/04      7/31/03    7/31/02(1)    7/31/01    7/31/00
                                                             (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                           $5.760      $5.550       $5.050      $5.260       $4.890      $5.150

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.160       0.350        0.387       0.397        0.382       0.372
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            0.440       0.312        0.500      (0.218)       0.370      (0.260)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.601       0.662        0.887       0.179        0.752       0.112
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.171)     (0.355)      (0.387)     (0.389)      (0.382)     (0.372)
Net realized gain on investments                               (0.200)     (0.097)          --          --          --           --
Total dividends and distributions                              (0.371)     (0.452)      (0.387)     (0.389)      (0.382)     (0.372)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $5.990      $5.760       $5.550      $5.050       $5.260      $4.890
                                                               ======      ======       ======      ======       ======      ======

TOTAL RETURN(3)                                                10.65%      12.10%       17.87%       3.43%       16.05%       2.34%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $47,361     $40,545      $49,891     $56,664      $61,993     $61,955
Ratio of expenses to average net assets                         0.55%       0.55%        0.55%       0.55%        0.55%       0.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.00%       1.00%        0.95%       0.98%        1.01%       0.98%
Ratio of net investment income to average net assets            5.37%       5.97%        6.90%       7.59%        7.63%       7.49%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.92%       5.52%        6.50%       7.16%        7.17%       7.06%
Portfolio turnover                                               289%        267%         789%        923%         642%        115%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005 and year ended July 31, 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes.

NOTES                                      DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS                 DELAWARE EXTENDED DURATION BOND FUND
                                           January 31, 2005 (Unaudited)

Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of January 31, 2005, Delaware Extended Duration Bond Fund Class R had not commenced operations.

The investment objective of the Funds is to seek to provide investors with total return.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Each Fund declares dividends daily from the net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended January 31, 2005.

NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS (CONTINUED)      DELAWARE EXTENDED DURATION BOND FUND

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                   Delaware       Delaware
                                                   Corporate  Extended Duration
                                                   Bond Fund      Bond Fund
                                                   ---------  ----------------
On the first $500 million                           0.500%          0.550%
On the next $500 million                            0.475%          0.500%
On the next $1.5 billion                            0.450%          0.450%
In excess of $2.5 billion                           0.425%          0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through September 30, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has contracted to waive distribution and service fees through September 30, 2005 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At January 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                                  Delaware       Delaware
                                                 Corporate    Extended Duration
                                                 Bond Fund       Bond Fund
                                                 ----------   -----------------
Investment Management
 fee payable to DMC                               $118,673        $ 7,005
Dividend disbursing,
 transfer agent, accounting
 and administration fees and
 other expenses payable to DSC                      37,356         21,116
Other expenses payable to
 DMC and affiliates*                                 5,334          4,024

*DMC, as part of its administrative services, pays operating expenses on behalf of each fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to the Funds by DMC employees. For the six months ended January 31, 2005, the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund were charged of $7,515 and $2,279, respectively for internal legal services provided by DMC.

For the six months ended January 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Corporate Bond Fund                              $20,119
Delaware Extended Duration Bond Fund                       10,512

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the six months ended January 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                Delaware            Delaware
                                                Corporate     Extended Duration
                                                Bond Fund          Bond Fund
                                                ---------     -----------------
Purchases other than
 U.S. government securities                   $287,594,728        $78,399,306
Purchases of
 U.S. government securities                    144,969,540         49,020,484
Sales other than
 U.S. government securities                    203,187,080         65,298,937
Sales of U.S. government securities            137,913,394         47,634,306

At January 31, 2005, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2005, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                                  Delaware         Delaware
                                                 Corporate     Extended Duration
                                                 Bond Fund         Bond Fund
                                                 ---------     -----------------
Cost of investments                           $313,204,407        $85,424,675
Aggregate unrealized appreciation                7,670,970          4,031,282
Aggregate unrealized depreciation               (1,365,874)          (339,916)
Net unrealized appreciation                   $  6,305,096        $ 3,691,366

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the six months ended January 31, 2005 and the year ended July 31, 2004 was as follows:

                                          Delaware Corporate                   Delaware Extended
                                              Bond Fund                        Duration Bond Fund
                                     ---------------------------         ----------------------------
                                     Six Months           Year            Six Months           Year
                                       Ended             Ended              Ended              Ended
                                      1/31/05*          7/31/04            1/31/05*           7/31/04
Ordinary income                     $8,648,548       $11,069,393         $3,421,537        $3,830,557
Long-term
  capital gain                         963,097         1,099,771          1,443,554           990,180
                                    ----------       -----------         ----------        ----------
Total                               $9,611,645       $12,169,164         $4,865,091        $4,820,737
                                    ==========       ===========         ==========        ==========

*Tax information for the period January 31, 2005 is an estimate and the tax character of dividends and distributions may be redesignated at fiscal year end.

NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS (CONTINUED)      DELAWARE EXTENDED DURATION BOND FUND


4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
The components of net assets are estimated since final tax characteristics cannot be determined until fiscal year end. As of January 31, 2005, the estimated components of net assets on a tax basis were as follows:

                                                   Delaware         Delaware
                                                  Corporate   Extended Duration
                                                  Bond Fund        Bond Fund

Shares of beneficial interest                   $312,716,569      $85,355,060
Undistributed ordinary income                      1,811,604          651,291
Undistributed long-term capital gain                 620,439          609,102
Unrealized appreciation on
  investments and foreign currencies               6,279,376        3,691,966
                                                ------------      -----------
Net assets                                      $321,427,988      $90,307,419
                                                ============      ===========

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of book/tax differences. For the six months ended January 31, 2005, the Funds recorded an estimate of these differences since the final tax characteristics cannot be determined until fiscal year end. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

                                                   Delaware          Delaware
                                                  Corporate    Extended Duration
                                                  Bond Fund         Bond Fund
                                                  ---------    -----------------
Undistributed net investment income               $688,320          $142,892
Accumulated realized gain (loss)                  (688,320)         (142,892)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                            Delaware Corporate      Delaware Extended
                                                               Bond Fund            Duration Bond Fund
                                                        -----------------------   ----------------------
                                                         Six Months      Year       Six Months    Year
                                                           Ended        Ended         Ended       Ended
                                                          1/31/05      7/31/04      1/31/05      7/31/04
Shares sold:
 Class A                                                4,892,374   10,083,886     2,370,087    2,520,129
 Class B                                                  645,176    1,261,239       122,064      298,783
 Class C                                                1,213,932    1,859,082       195,853      377,544
 Class R                                                  327,185      206,716            --           --
 Institutional Class                                   12,567,961    7,871,233     1,461,116    2,253,886

Shares issued upon reinvestment
 of dividends and distributions:
 Class A                                                  393,088      398,385       171,152      110,321
 Class B                                                   73,611      125,249        40,386       39,881
 Class C                                                   98,258      153,554        33,441       39,196
 Class R                                                    9,378        4,337            --           --
 Institutional Class                                      471,485      544,462       123,815      157,886
                                                       ----------   ----------    ----------   ----------
                                                       20,692,448   22,508,143     4,517,914    5,797,626
                                                       ----------   ----------    ----------   ----------

Shares repurchased:
 Class A                                               (1,996,024)  (3,692,852)     (714,028)    (979,611)
 Class B                                                 (368,795)  (1,086,305)     (106,798)    (336,901)
 Class C                                                 (465,843)  (1,560,886)     (165,518)    (401,939)
 Class R                                                  (70,621)     (58,606)           --           --
 Institutional Class                                   (1,559,167)  (3,049,926)     (718,486)  (4,374,175)
                                                       ----------   ----------    ----------   ----------
                                                       (4,460,450)  (9,448,575)   (1,704,830)  (6,092,626)
                                                       ----------   ----------    ----------   ----------
Net increase (decrease)                                16,231,998   13,059,568     2,813,084     (295,000)
                                                       ==========   ==========    ==========   ==========


NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS (CONTINUED)      DELAWARE EXTENDED DURATION BOND FUND

5. CAPITAL SHARES (CONTINUED)
Class B shares converted to Class A shares*

                                         Six Months                         Year
                                           Ended                            Ended
                                          1/31/05                          7/31/04
                                    Shares          Value           Shares          Value
                                    ------          -----           ------          ------
Corporate Bond                      6,910         $40,378           18,723        $106,892
Extended Duration                      --              --            4,465          25,183

*The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of January 31, 2005, or at any time during the period.

7. FOREIGN EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. FUTURES CONTRACTS
Each Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with each Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract.

These receipts or payments are known as "variation margin" and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

9. CREDIT AND MARKET RISK
Each Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by Standard & Poor's Rating Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Funds' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities, if any, have been denoted in the Statements of Net Assets.

10. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                        AFFILIATED OFFICERS                    CONTACT INFORMATION

JUDE T. DRISCOLL                         MICHAEL P. BISHOF                      INVESTMENT MANAGER
Chairman                                 Senior Vice President and              Delaware Management Company
Delaware Investments Family of Funds     Chief Financial Officer                Philadelphia, PA
Philadelphia, PA                         Delaware Investments Family of Funds
                                         Philadelphia, PA                       NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                Delaware Distributors, L.P.
Board Chairman                           RICHELLE S. MAESTRO                    Philadelphia, PA
Citadel Construction Corporation         Executive Vice President,
King of Prussia, PA                      Chief Legal Officer and Secretary      SHAREHOLDER SERVICING, DIVIDEND
                                         Delaware Investments Family of Funds   DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                           Philadelphia, PA                       Delaware Service Company, Inc.
Private Investor                                                                2005 Market Street
Gwynedd Valley, PA                       JOHN J. O'CONNOR                       Philadelphia, PA 19103-7094
                                         Senior Vice President and Treasurer
JOHN A. FRY                              Delaware Investments Family of Funds   FOR SHAREHOLDERS
President                                Philadelphia, PA                       800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                   FOR SECURITIES DEALERS AND FINANCIAL
                                                                                INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                800 362-7500
Managing Director                                                               Web site
Anthony Knerr & Associates                                                      www.delawareinvestments.com
New York, NY

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------


(9205)                                                        Printed in the USA
SA-460 [1/05] IVES 3/05                                                   J10018

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME                              APRIL 1, 2005
--------------------------------------------------------------------------------
                                          DELAWARE DELCHESTER FUND


                                          --------------------------------------
                                          GET SHAREHOLDER REPORTS
                                          AND PROSPECTUSES ONLINE
                                          INSTEAD OF IN THE MAIL. VISIT
                                          www.delawareinvestments.com/edelivery.
                                          --------------------------------------

                                          THIS BROCHURE ACCOMPANIES A SEMIANNUAL
                                          REPORT FOR THE INFORMATION OF DELAWARE
                                          DELCHESTER FUND SHAREHOLDERS, BUT IT
                                          MAY BE USED WITH PROSPECTIVE INVESTORS
                                          WHEN PRECEDED OR ACCOMPANIED BY A
                                          CURRENT PROSPECTUS FOR DELAWARE
                                          DELCHESTER FUND. THE PROSPECTUS SETS
                                          FORTH DETAILS ABOUT CHARGES, EXPENSES,
                                          INVESTMENT OBJECTIVES, AND OPERATING
                                          POLICIES OF THE FUND. PROSPECTUSES FOR
                                          ALL FUNDS IN THE DELAWARE INVESTMENTS
                                          FAMILY OF FUNDS ARE AVAILABLE FROM
                                          YOUR FINANCIAL ADVISOR, ONLINE AT
                                          www.delawareinvestments.com, OR BY
                                          CALLING 800 523-1918. PLEASE READ THE
                                          PROSPECTUS CAREFULLY BEFORE YOU INVEST
                                          OR SEND MONEY. THE FIGURES IN THE
                                          SEMIANNUAL REPORT FOR DELAWARE
                                          DELCHESTER FUND REPRESENT PAST RESULTS
                                          WHICH ARE NOT A GUARANTEE OF FUTURE
                                          RESULTS. THE RETURN AND PRINCIPAL
                                          VALUE OF AN INVESTMENT IN THE FUND
                                          WILL FLUCTUATE SO THAT SHARES, WHEN
                                          REDEEMED, MAY BE WORTH MORE OR LESS
                                          THAN THEIR ORIGINAL COST.

DELAWARE INVESTMENTS
--------------------------------------------------------------------------------
POWERED BY RESEARCH                              EXPERIENCE DELAWARE INVESTMENTS

OUR MISSION:
Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We strongly believe in our investment process, the consistent results we seek to deliver, and the value we can add for our clients.

OUR HISTORY:
Delaware Investments traces its roots to an investment advisory firm founded in 1929. We quickly learned how important consistent performance was to our clients, particularly in tough times, and continued to apply those lessons when we launched our first mutual fund in 1938. Delaware has managed money through 75 years of market cycles, and our dedication to consistent performance over the long term endures to this day.

OUR PRINCIPLES:
CLIENTS FIRST
We believe that placing clients' interests ahead of our own is always the right thing to do. We offer a focused lineup of products that is aligned with our core asset management competencies rather than with popular trends. Some of the largest pension plans, endowments and foundations have entrusted their investments to Delaware Investments. Our institutional heritage and expertise serve us well when crafting mutual funds and managed account portfolios for individual investors.

PASSION FOR PERFORMANCE
Our results-oriented culture puts investors first and begins with our passion for performance. We seek to deliver consistently superior returns over the long term, and to do it in every asset class. This means we look at three-year and five-year track records as starting points in seeking to deliver long-term outperformance.

PEOPLE WE'RE PROUD OF
We recognize that smart, accomplished people are a competitive advantage. Our research analysts add value to our investors' portfolios, just as our award-winning operations team adds value for shareholders. At Delaware Investments, we are more than just committed -- we are passionate about our mission. That culture of passion flows through everything we do.

POWERED BY RESEARCH
Whether it's credit research on a corporate bond or a company visit for a small-cap consumer growth name, our deep teams of sector experts eat, sleep and breathe fundamental research. We believe that fundamental research is the key to achieving consistently superior returns over the long term.

STRENGTH IN PARTNERSHIP
Delaware Investments is the financial engine of Lincoln Financial Group. Like our parent company, we understand the power of partnerships in a knowledge-based industry. We collaborate with a wide variety of financial services organizations to provide the very best in investment products and services.

(C) 2005 Delaware Distributors, L.P.

                                 THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT.

DEAR SHAREHOLDER:                                              February 28, 2005

Over the past six months, some aspects of the fixed-income markets haven't changed dramatically. Heightened investor uncertainty caused by the fall elections appears to have abated. Bond yields are historically low and the consensus outlook is for modestly rising rates moving forward. Conversely, shorter-term rates have risen noticeably, with the Federal Reserve Board still engaged in promoting a less-accommodating monetary policy. The federal funds rate has now been increased five times during the last year, from 1.00% to 2.25% (source: Bloomberg).

Higher interest rates will probably impact the slowing of the economy. As many expected, the Federal Reserve increased the funds rate for the sixth consecutive time in early February.

On the whole, the economy continued the resilience it has exhibited since economic expansion began roughly three years ago (source: Bureau of Economic Analysis). Growth in gross domestic product (GDP) came in at roughly 4.4% for the year ended December 31, 2004, although the initial reading on fourth quarter GDP showed the growth rate decelerating slightly. While 2 million jobs were being created, capital spending in the business community picked up after being dormant since the beginning of the new decade (source: Bureau of Labor Statistics). However, challenges exist, as the nation's current account and budget deficits mount and the U.S. dollar continues on its general slide in value versus other major world currencies.

The declining greenback helped non-dollar bonds post some of the most compelling total returns through January 31, 2005. High-yield corporate debt also performed extremely well, as the general firming of corporate balance sheets over recent years has improved the credit environment, while low-yielding alternatives bolstered investor interest (source: Bloomberg L.P.).

Prices for fixed-income securities tended to benefit from a falling rate of new debt reaching the market. The bulk of the decline may be attributed to mortgage-backed bonds (MBS), which were particularly impacted by a continued fall in mortgage originations, this after three record years (source: Citigroup Global Markets).

While the fourth quarter began with a rally in bond prices, a potential environment of rising rates in 2005 may cause the market value of bonds to retreat. Whatever the shorter-term nature of interest rates and the fixed-income markets, we favor a long-term approach to investing. While bond prices invariably fluctuate over time, we believe their ability to generate competitive streams of income make them viable candidates for inclusion in well-diversified investor portfolios.

Thank you for your continued support and commitment to Delaware Investments.

Sincerely,

/s/ Jude T. Driscoll
---------------------------
Jude T. Driscoll

Chairman,
Delaware Investments Family of Funds



                                 THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT.

DELAWARE INVESTMENTS
--------------------------------------------------------------------------------
FAMILY OF FUNDS

COMPLETE INFORMATION ON ANY FUND OFFERED BY DELAWARE INVESTMENTS CAN BE FOUND IN EACH FUND'S CURRENT PROSPECTUS. PROSPECTUSES FOR ALL FUNDS IN THE DELAWARE INVESTMENTS FAMILY OF FUNDS ARE AVAILABLE FROM YOUR FINANCIAL ADVISOR, ONLINE AT www.delawareinvestments.com, OR BY CALLING 800 523-1918. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

GROWTH-EQUITY GROUP
Delaware American Services Fund
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

VALUE-EQUITY GROUP
Delaware Dividend Income Fund
Delaware Large Cap Value Fund
  (formerly Delaware Decatur Equity Income Fund)
Delaware REIT Fund
Delaware Small Cap Value Fund
Delaware Value Fund
  (formerly Delaware Diversified Value Fund)

CORE-EQUITY GROUP
Delaware Balanced Fund
Delaware Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

INTERNATIONAL GROUP
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

FIXED INCOME GROUP
CORPORATE AND GOVERNMENT
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund

MONEY MARKET
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

MUNICIPAL (NATIONAL TAX-EXEMPT)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

MUNICIPAL (STATE-SPECIFIC TAX-EXEMPT)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

--------------------------------------------------------------------------------
SIMPLIFY YOUR LIFE.                                            [GRAPHIC OMITTED]
MANAGE YOUR INVESTMENTS ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o    Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, to assist with any questions.

--------------------------------------------------------------------------------
                                 THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


FIXED INCOME

SEMIANNUAL REPORT                         JANUARY 31, 2005
--------------------------------------------------------------------------------
                                          DELAWARE DELCHESTER FUND










[GRAPHIC OMITTED]

TABLE
  OF CONTENTS

-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     1
-----------------------------------------------------------------
SECTOR ALLOCATION                                               2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:
  Statement of Net Assets                                       3
  Statement of Assets and Liabilities                           8
  Statement of Operations                                       9
  Statements of Changes in Net Assets                          10
  Financial Highlights                                         11
  Notes to Financial Statements                                15
-----------------------------------------------------------------

    Funds are not FDIC insured and are
    not guaranteed. It is possible to
    lose the principal amount invested.

    Mutual fund advisory services
    provided by Delaware Management
    Company, a series of Delaware
    Management Business Trust, which is
    a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

DISCLOSURE
  OF FUND EXPENSES

For the Period August 1, 2004 to January 31, 2005

As a shareholder of the fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE DELCHESTER FUND
  EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                   Expenses
                                                           Beginning     Ending                  Paid During
                                                            Account     Account      Annualized     Period*
                                                             Value       Value         Expense     8/1/04 to
                                                            8/1/04     1/31/05         Ratio        1/31/05
-------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,097.30         1.25%     $ 6.61
Class B                                                     1,000.00    1,096.60         1.97%      10.41
Class C                                                     1,000.00    1,096.40         1.97%      10.41
Institutional Class                                         1,000.00    1,098.70         0.97%       5.13
-------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,018.90         1.25%     $ 6.36
Class B                                                     1,000.00    1,015.27         1.97%      10.01
Class C                                                     1,000.00    1,015.27         1.97%      10.01
Institutional Class                                         1,000.00    1,020.32         0.97%       4.94
-------------------------------------------------------------------------------------------------------------

Beginning December 1, 2004, the Fund's manager instituted a voluntary waiver that effectively reduces the expenses paid by the Fund. Had the new expense waiver been in effect during the period, the Fund's expense analysis would be as follows:

DELAWARE DELCHESTER FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                  Expenses
                                                           Beginning     Ending                 Paid During
                                                            Account     Account      Annualized    Period
                                                             Value       Value         Expense   8/1/04 to
                                                            8/1/04      1/31/05         Ratio     1/31/05
-------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,097.30         1.19%      $6.29
Class B                                                     1,000.00    1,096.60         1.91%      10.09
Class C                                                     1,000.00    1,096.40         1.91%      10.09
Institutional Class                                         1,000.00    1,098.70         0.91%       4.81
-------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,019.21         1.19%      $6.06
Class B                                                     1,000.00    1,015.58         1.91%       9.70
Class C                                                     1,000.00    1,015.58         1.91%       9.70
Institutional Class                                         1,000.00    1,020.62         0.91%       4.63
-------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                        As of January 31, 2005
  DELAWARE DELCHESTER FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
-------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                         0.27%
-------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.74%
-------------------------------------------------------------------------
CORPORATE BONDS                                                90.21%
Capital Goods - Manufacturing                                   7.93%
Chemicals                                                       4.26%
Consumer Cyclical                                               9.44%
Consumer Non-Cyclical                                           4.15%
Energy                                                          7.15%
Finance                                                         3.06%
Gaming                                                          5.79%
Healthcare                                                      4.04%
Media                                                          12.83%
Metals & Mining                                                 0.82%
Paper & Forest Products                                         7.36%
Retail                                                          0.14%
Technology                                                      0.91%
Telecommunications                                             10.01%
Textile & Apparel                                               0.42%
Transportation                                                  3.99%
Utilities                                                       7.91%
-------------------------------------------------------------------------
FOREIGN BONDS                                                   2.49%
Germany                                                         1.06%
Netherlands                                                     0.59%
Ukraine                                                         0.84%
-------------------------------------------------------------------------
MUNICIPAL BONDS                                                 0.25%
-------------------------------------------------------------------------
SOVEREIGN DEBT                                                  2.99%
Argentina                                                       0.41%
Brazil                                                          0.56%
Colombia                                                        0.27%
El Salvador                                                     0.57%
Venezuela                                                       1.18%
-------------------------------------------------------------------------
COMMON STOCK                                                    1.20%
-------------------------------------------------------------------------
PREFERRED STOCK                                                 0.25%
-------------------------------------------------------------------------
WARRANTS                                                        0.00%
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           0.10%
-------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  20.28%
-------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (20.28%)
-------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.50%
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

STATEMENT                                               DELAWARE DELCHESTER FUND
   OF NET ASSETS                                    January 31, 2005 (Unaudited)


                                                        Principal      Market
                                                          Amount        Value
                                                          (U.S.$)     (U.S.$)

ASSET-BACKED SECURITIES - 0.27%
   #Master NIM Trust
      Series 2003-OPT2 144A
      9.79% 5/26/33                                    $    6,987  $    6,987
&^o#Merrill Lynch CBO VII
      Series 1997-C3A 144A
      2.905% 3/23/08                                    1,127,860     417,308
  &^South Street CBO Series 1999-1A A1
      7.16% 7/1/11                                        567,168     577,094
                                                                   ----------
TOTAL ASSET-BACKED SECURITIES
  (cost $1,160,966)                                                 1,001,389
                                                                   ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.74%
   #Meristar Commercial Mortgage Trust
      Series 1999-C1 C 144A
      8.29% 3/3/16                                      2,500,000   2,784,001
                                                                   ----------
TOTAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES (cost $2,787,305)                                      2,784,001
                                                                   ----------
CORPORATE BONDS - 90.21%
Capital Goods - Manufacturing - 7.93%
    Aearo 8.25% 4/15/12                                 1,330,000   1,376,550
   *AEP Industries 9.875% 11/15/07                      1,945,000   1,993,625
    Armor Holdings 8.25% 8/15/13                        2,400,000   2,682,000
   *Cenveo 7.875% 12/1/13                               1,205,000   1,060,400
   #DRS Technologies 144A
      6.875% 11/1/13                                      575,000     586,500
   *Foster Wheeler 10.359% 9/15/11                      1,462,500   1,594,125
    Geo Subordinate 11.00% 5/15/12                      2,700,000   2,767,500
  *#Graham Packaging 144A
      9.875% 10/15/14                                   1,600,000   1,684,000
   #IMCO Recycling 144A 9.00% 11/15/14                  2,705,000   2,819,963
    Interline Brands 11.50% 5/15/11                     2,716,000   3,082,659
   *Moog 6.25% 1/15/15                                    750,000     763,125
   oMueller Holdings 14.75% 4/15/14                     3,200,000   2,192,000
  *#Owens-Brockway 144A 6.75% 12/1/14                   1,520,000   1,527,600
  *#Park-Ohio Industries 144A
      8.375% 11/15/14                                   1,375,000   1,375,000
    Radnor Holdings
     o9.45% 4/15/09                                     1,420,000   1,476,800
     *11.00% 3/15/10                                      915,000     834,938
    Worldspan 9.625% 6/15/11                            1,550,000   1,801,875
                                                                   ----------
                                                                   29,618,660
                                                                   ----------
Chemicals - 4.26%
  *#BCP Caylux Holdings 144A
      9.625% 6/15/14                                    1,410,000   1,572,150
    Buckeye Technologies 8.00% 10/15/10                   295,000     297,213
   #Huntsman International 144A
      7.375% 1/1/15                                     3,395,000   3,395,000
   *Lyondell Chemical 9.875% 5/1/07                        55,000      57,750
   *Nalco 8.875% 11/15/13                               1,600,000   1,752,000
   *Rhodia 8.875% 6/1/11                                3,645,000   3,754,350
 *++Solutia 6.72% 10/15/37                              4,350,000   3,306,000
    Witco
      6.875% 2/1/26                                     1,550,000   1,418,250
      7.75% 4/1/23                                        350,000     344,750
                                                                   ----------
                                                                   15,897,463
                                                                   ----------

                                                        Principal      Market
                                                          Amount        Value
                                                          (U.S.$)     (U.S.$)
CORPORATE BONDS (continued)
Consumer Cyclical - 9.44%
   #Accuride 144A 8.50% 2/1/15                        $1,600,000 $  1,656,000
   *Adesa 7.625% 6/15/12                               1,450,000    1,537,000
   oAdvanced Accessory Holdings
      13.25% 12/15/11                                  4,350,000    1,827,000
   *Advanced Accessory Systems
      10.75% 6/15/11                                   2,015,000    1,873,950
  ++Avado Brands 9.75% 6/1/06                          1,540,000      438,900
   #Carrols 144A 9.00% 1/15/13                         1,875,000    1,964,063
   *Collins & Aikman Products
      10.75% 12/31/11                                  1,350,000    1,343,250
  *#Collins & Aikman Products 144A
      12.875% 8/15/12                                    785,000      653,513
  *#Cooper-Standard 144A
      7.00% 12/15/12                                     650,000      641,875
      8.375% 12/15/14                                    615,000      587,325
  *#Denny's 144A 10.00% 10/1/12                        1,800,000    1,944,000
    Gaylord Entertainment 8.00% 11/15/13               2,080,000    2,236,000
    Interface 10.375% 2/1/10                           2,500,000    2,887,499
   #Landry's Restaurant 144A
      7.50% 12/15/14                                   2,275,000    2,229,500
   #Lone Star Industries 144A
      8.85% 6/15/05                                    1,705,000    1,732,660
    O'Charleys 9.00% 11/1/13                           2,600,000    2,847,000
    Perkins Family Restaurants
      10.125% 12/15/07                                   850,000      871,250
    Royal Caribbean Cruises 7.25% 3/15/18              1,535,000    1,696,175
   #Six Flags 144A 9.625% 6/1/14                         500,000      473,750
   #Technical Olympic USA 144A
      7.50% 1/15/15                                    2,150,000    2,096,250
  uTown Sports International
      11.00% 2/1/14                                    2,625,000    1,456,875
   #Uno Restaurant 144A 10.00% 2/15/11                 1,550,000    1,532,609
  ++Venture Holdings 12.00% 6/1/09                     3,465,000       21,656
    VICORP Restaurant 10.50% 4/15/11                     690,000      705,525
                                                                   ----------
                                                                   35,253,625
                                                                   ----------

Consumer Non-Cyclical - 4.15%
   #Commonwealth Brands 144A
      10.625% 9/1/08                                   2,700,000    2,821,500
    Corrections Corporation of America
      9.875% 5/1/09                                      760,000      839,800
   *Great Atlantic & Pacific Tea
      7.75% 4/15/07                                    1,670,000    1,663,738
   #Knowledge Learn 144A 7.75% 2/1/15                  1,400,000    1,414,000
   #Le-Natures 144A 10.00% 6/15/13                     2,810,000    3,119,099
    National Beef Packing 10.50% 8/1/11                2,075,000    2,132,063
  *#Rite Aid 144A 7.50% 1/15/15                        2,280,000    2,257,200
   *True Temper Sports 8.375% 9/15/11                  1,300,000    1,241,500
                                                                   ----------
                                                                   15,488,900
                                                                   ----------
Energy - 7.15%
   *Bluewater Finance 10.25% 2/15/12                   1,675,000    1,850,875
    CMS Energy 9.875% 10/15/07                         1,825,000    2,028,031
   #Dynegy Holdings 144A 10.125% 7/15/13               2,175,000    2,425,125
   *El Paso Natural Gas 7.625% 8/1/10                  1,380,000    1,521,450
    El Paso Production Holding 7.75% 6/1/13            2,950,000    3,082,750
   #Hilcorp Energy 144A 10.50% 9/1/10                  2,515,000    2,823,088
  *#Hornbeck Offshore 144A 6.125% 12/1/14              2,005,000    2,010,013
   #Inergy Finance 144A 6.875% 12/15/14                1,625,000    1,625,000

STATEMENT                                           DELAWARE DELCHESTER FUND
   OF NET ASSETS (CONTINUED)

                                                        Principal      Market
                                                          Amount        Value
                                                          (U.S.$)     (U.S.$)

CORPORATE BONDS (continued)
Energy (continued)
    Midland Funding II 11.75% 7/23/05                 $  294,249  $   305,246
    Petroleum Geo-Services
      8.00% 11/5/06                                    1,311,967    1,341,486
      10.00% 11/5/10                                   3,250,267    3,729,680
  o#Secunda International 144A
      10.66% 9/1/12                                    1,575,000    1,563,188
   #Stone Energy 144A 6.75% 12/15/14                     975,000      957,938
    Tennessee Gas Pipeline
      8.375% 6/15/32                                   1,265,000    1,429,450
                                                                   ----------
                                                                   26,693,320
                                                                   ----------
Finance - 3.06%
   *BF Saul REIT 7.50% 3/1/14                          1,610,000    1,666,350
   *#E Trade Financial 144A 8.00% 6/15/11              2,260,000    2,440,799
   *#Farmers Exchange Capital 144A
      7.20% 7/15/48                                    1,217,000    1,296,128
   *FINOVA Group 7.50% 11/15/09                        4,128,150    1,919,590
    LaBranche & Company 11.00% 5/15/12                 1,675,000    1,804,813
    Tanger Properties 9.125% 2/15/08                   2,055,000    2,311,875
                                                                   ----------
                                                                   11,439,555
                                                                   ----------
Gaming - 5.79%
    Ameristar Casinos 10.75% 2/15/09                   2,645,000    2,975,625
    Boyd Gaming 9.25% 8/1/09                           1,000,000    1,080,000
   *Mandalay Resort Group 10.25% 8/1/07                  200,000      227,000
    MGM MIRAGE 9.75% 6/1/07                              375,000      418,125
    Penn National Gaming
      8.875% 3/15/10                                   3,595,000    3,900,575
      11.125% 3/1/08                                   3,725,000    3,967,125
    Venetian Casino Resort 11.00% 6/15/10              3,678,000    4,174,530
    Wheeling Island Gaming
      10.125% 12/15/09                                 3,405,000    3,660,375
   #Wynn Las Vegas 144A 6.625% 12/1/14                 1,240,000    1,224,500
                                                                   ----------
                                                                   21,627,855
                                                                   ----------
Healthcare - 4.04%
   *Ameripath 10.50% 4/1/13                            1,435,000    1,506,750
    Province Healthcare 7.50% 6/1/13                   3,700,000    4,162,500
    Universal Hospital Services
      10.125% 11/1/11                                  2,750,000    2,860,000
   #US Oncology 144A 10.75% 8/15/14                    2,560,000    2,937,600
 *u#Vanguard Health 144A 11.25 10/1/15                 2,850,000    1,930,875
   #Warner Chilcott 144A 8.75% 2/1/15                  1,650,000    1,703,625
                                                                   ----------
                                                                   15,101,350
                                                                   ----------
Media - 12.83%
  ++Adelphia Communications
      8.125% 7/15/03                                   3,330,000    2,730,600
    American Media Operation
      10.25% 5/1/09                                    1,075,000    1,130,094
    Avalon Cable 11.875% 12/1/08                       3,245,582    3,391,633
   #Charter Communications 144A
      5.875% 11/16/09                                    690,000      629,625
   *Charter Communications Holdings
      10.75% 10/1/09                                   9,165,000    7,858,987
    CSC Holdings
      8.125% 8/15/09                                   1,200,000    1,323,000
     *10.50% 5/15/16                                   1,360,000    1,533,400
    Dex Media West 9.875% 8/15/13                        786,000      895,058
   *Insight Midwest 10.50% 11/1/10                     5,355,000    5,863,724

STATEMENT
   OF NET ASSETS (CONTINUED)

                                                        Principal      Market
                                                          Amount        Value
                                                          (U.S.$)     (U.S.$)

CORPORATE BONDS (continued)
Media (continued)
   *Lodgenet Entertainment
      9.50% 6/15/13                                   $2,515,000 $  2,791,650
    Mediacom Broadband 11.00% 7/15/13                    895,000      968,838
   *Mediacom Capital 8.50% 4/15/08                     2,440,000    2,504,050
    Nextmedia Operating 10.75% 7/1/11                  1,400,000    1,582,000
    PEI Holdings 11.00% 3/15/10                        3,000,000    3,495,000
    Rogers Cablesystems
      10.00% 3/15/05                                   2,910,000    2,942,738
      11.00% 12/1/15                                     480,000      532,800
    Sheridan Acquisition 10.25% 8/15/11                1,810,000    1,966,113
   #Warner Music Group 144A
      7.375% 4/15/14                                   2,000,000    2,100,000
   *XM Satellite Radio 12.00% 6/15/10                  3,100,000    3,673,499
                                                                   ----------
                                                                   47,912,809
                                                                   ----------
Metals & Mining - 0.82%
   #Novelis 144A 7.25% 2/15/15                         1,845,000    1,900,350
  *#Vedanta Resources 144A
      6.625% 2/22/10                                   1,150,000    1,153,309
                                                                   ----------
                                                                    3,053,659
                                                                   ----------
Paper & Forest Products - 7.36%
    Abitibi-Consolidated 6.95% 12/15/06                1,200,000    1,243,500
   #Boise Cascade 144A 7.125% 10/15/14                 2,750,000    2,894,375
    Bowater 9.00% 8/1/09                               1,850,000    2,068,539
    Fort James 7.75% 11/15/23                          4,378,000    5,133,205
   #JSG Funding 144A 7.75% 4/1/15                        400,000      396,000
    MDP Acquisitions 9.625% 10/1/12                    3,350,000    3,718,500
   #Port Townsend Paper 144A
      11.00% 4/15/11                                   2,025,000    2,116,125
    Potlatch 12.50% 12/1/09                            3,375,000    4,149,984
    Smurfit Capital Funding
      7.50% 11/20/25                                   2,085,000    2,085,000
    Tembec Industries 8.50% 2/1/11                     3,700,000    3,681,500
                                                                   ----------
                                                                   27,486,728
                                                                   ----------
Retail - 0.14%
   #Loehmanns Capital 144A
      13.00% 10/1/11                                     525,000      509,250
                                                                   ----------
                                                                      509,250
                                                                   ----------
Technology - 0.91%
   #Magnachip Semiconductor 144A
      8.00% 12/15/14                                   1,890,000    1,982,138
    Stratus Technologies 10.375% 12/1/08               1,490,000    1,422,950
                                                                   ----------
                                                                    3,405,088
                                                                   ----------
Telecommunications - 10.01%
  o#AirGate PCS 144A 6.41% 10/15/11                    1,000,000    1,035,000
    Alaska Communications Systems
      9.875% 8/15/11                                   1,305,000    1,422,450
  ++Allegiance Telecom 11.75% 2/15/08                  2,075,000      643,250
    Centennial Cellular Operating
      10.125% 6/15/13                                  3,075,000    3,497,813
   *Cincinnati Bell 8.375% 1/15/14                     3,820,000    3,896,399
  *uInmarsat Finance 10.375% 11/15/12                  2,965,000    2,164,450
   #Intelsat Bermuda 144A
      8.25% 1/15/13                                      615,000      639,600
      8.625% 1/15/15                                   2,440,000    2,552,850

STATEMENT                                           DELAWARE DELCHESTER FUND
   OF NET ASSETS (CONTINUED)

                                                        Principal      Market
                                                          Amount        Value
                                                          (U.S.$)     (U.S.$)

CORPORATE BONDS (continued)
Telecommunications (continued)
    iPCS 11.50% 5/1/12                                $1,475,000 $  1,692,563
   #Iwo Escrow 144A
     o6.32% 1/15/12                                      525,000      527,625
     u10.75 1/15/15                                      410,000      263,425
    MCI
      6.908% 5/1/07                                    1,272,000    1,303,800
      7.688% 5/1/09                                    3,000,000    3,138,750
   *MetroPCS 10.75% 10/1/11                            1,405,000    1,510,375
   *#New Skies Satellite 144A
      9.125% 11/1/12                                   2,125,000    2,199,375
   #Qwest Services 144A 14.00% 12/15/10                3,500,000    4,173,749
   *Rural Cellular 9.875% 2/1/10                         650,000      695,500
   *#UbiquiTel Operating 144A
      9.875% 3/1/11                                    1,090,000    1,207,175
   oUS LEC 10.67% 10/1/09                              1,335,000    1,348,350
    US Unwired 10.00% 6/15/12                          3,100,000    3,472,000
                                                                   ----------
                                                                   37,384,499
                                                                   ----------
Textile & Apparel - 0.42%
   *Warnaco 8.875% 6/15/13                             1,405,000    1,552,525
                                                                   ----------
                                                                    1,552,525
                                                                   ----------
Transportation - 3.99%
  u#H-Lines Finance Holding 144A
      11.00% 4/1/13                                    2,015,000    1,440,725
   #Horizon Lines 144A 9.00% 11/1/12                   1,175,000    1,251,375
   *Kansas City Southern Railway
      9.50% 10/1/08                                    2,350,000    2,649,625
    OMI 7.625% 12/1/13                                 2,375,000    2,458,125
    Seabulk International 9.50% 8/15/13                2,035,000    2,187,625
    Stena 9.625% 12/1/12                               2,345,000    2,638,125
  *#Ultrapetrol 144A 9.00% 11/24/14                    2,350,000    2,285,375
                                                                   ----------
                                                                   14,910,975
                                                                   ----------
Utilities - 7.91%
  *#Allegheny Energy Supply Statutory
    Trust 2001 Series B 144A
       13.00% 11/15/07                                   565,935      616,869
    Avista 9.75% 6/1/08                                2,000,000    2,312,366
   *Calpine 10.50% 5/15/06                             2,335,000    2,282,463
  o#Calpine 144A 8.41% 7/15/07                         1,387,438    1,241,757
    Elwood Energy 8.159% 7/5/26                        2,503,606    2,834,022
    Midwest Generation
      8.30% 7/2/09                                     3,225,000    3,483,000
      8.75% 5/1/34                                     2,700,000    3,030,750
  ++Mirant Americas Generation
      7.625% 5/1/06                                    2,895,000    3,271,350
  *#NRG Energy 144A 8.00% 12/15/13                     2,500,000    2,706,250
    Orion Power Holdings 12.00% 5/1/10                 1,250,000    1,568,750
    PSEG Energy Holdings 7.75% 4/16/07                 1,515,000    1,588,856
   *Reliant Energy 9.50% 7/15/13                       1,595,000    1,794,374
  *#Texas Genco 144A 6.875% 12/15/14                   1,610,000    1,674,400
 ++#USGen New England 144A
      7.459% 1/2/15                                    1,700,000    1,151,750
                                                                  -----------
                                                                   29,556,957
                                                                  -----------
TOTAL CORPORATE BONDS
  (cost $331,096,816)                                             336,893,218
                                                                  -----------

                                                        Principal      Market
                                                          Amount        Value
                                                          (U.S.$)     (U.S.$)

FOREIGN BONDS - 2.49%
    Germany - 1.06%
    OAO Siberian Oil 10.75% 1/15/09                   $3,575,000 $  3,936,968
                                                                  -----------
                                                                    3,936,968
                                                                  -----------
Netherlands - 0.59%
   #Kazkommerts International 144A
      7.00% 11/3/09                                    1,465,000    1,450,350
      8.50% 4/16/13                                      730,000      754,638
                                                                  -----------
                                                                    2,204,988
                                                                  -----------
Ukraine - 0.84%
    Naftogaz Ukrainy 8.125% 9/30/09                    3,000,000    3,142,800
                                                                  -----------
                                                                    3,142,800
                                                                  -----------
TOTAL FOREIGN BONDS (cost $9,058,435)                               9,284,756
                                                                  -----------
MUNICIPAL BONDS - 0.25%
    New Jersey Economic Development
      Authority Special Facility Revenue
      (Continental Airlines Project)
      6.25% 9/15/29 (AMT)                              1,150,000      917,953
                                                                  -----------
TOTAL MUNICIPAL BONDS (cost $975,888)                                 917,953
                                                                  -----------
SOVEREIGN DEBT - 2.99%
Argentina - 0.41%
    Argentina Government International Bond
      6.00% 3/31/23                                    2,735,000    1,520,701
                                                                  -----------
                                                                    1,520,701
                                                                  -----------
Brazil - 0.56%
    Brazilian Government International Bond
      8.75% 2/4/25                                     2,125,000    2,095,463
                                                                  -----------
                                                                    2,095,463
                                                                  -----------
Colombia - 0.27%
    Colombia Government International Bond
      10.375% 1/28/33                                    870,000      989,625
                                                                  -----------
                                                                      989,625
                                                                  -----------
El Salvador - 0.57%
    El Salvador Government International
      Bond 8.25% 4/10/32                               2,070,000    2,145,197
                                                                  -----------
                                                                    2,145,197
                                                                  -----------
Venezuela - 1.18%
   *Venezuela Government International Bond
      9.375% 1/13/34                                   4,260,000    4,406,969
                                                                  -----------
                                                                    4,406,969
                                                                  -----------
TOTAL SOVEREIGN DEBT (cost $11,167,313)                            11,157,955
                                                                  -----------

STATEMENT                                            DELAWARE DELCHESTER FUND
   OF NET ASSETS (CONTINUED)

                                                        Number of     Market
                                                          Shares       Value
                                                          (U.S.$)     (U.S.$)

COMMON STOCK - 1.20%
  *+Foster Wheeler                                        59,875  $   889,739
   +Kmart Holding                                         11,750    1,106,615
    MCI                                                   32,736      631,477
  *+Petroleum Geo-Services ADR                            16,177    1,125,445
  *+XM Satellite Radio Holdings Class A                   23,367      745,641
                                                                  -----------
TOTAL COMMON STOCK (cost $2,164,751)                                4,498,917
                                                                  -----------
PREFERRED STOCK - 0.25%
    Alamosa Delaware 7.50%                                   960      922,800
                                                                  -----------
TOTAL PREFERRED STOCK (cost $311,520)                                 922,800
                                                                  -----------
WARRANTS - 0.00%
  +#Horizon PCS 144A, exercise price $5.88,
      expiration date 10/1/10                              7,300           73
  +#Solutia 144A, exercise price $7.59,
      expiration date 7/15/09                              4,410           44
                                                                  -----------
TOTAL WARRANTS (cost $854,063)                                            117
                                                                  -----------
                                                       Principal
                                                         Amount
                                                         (U.S.$)
REPURCHASE AGREEMENTS - 0.10%
    With BNP Paribas 2.41% 2/1/05
      (dated 1/31/05, to be repurchased at
      $191,613, collateralized by $197,700
      U.S. Treasury Bills due 7/7/05, market
      value $195,495)                                   $191,600      191,600
    With UBS Warburg 2.41% 2/1/05
      (dated 1/31/05, to be repurchased
      at $172,412, collateralized by $119,600
      U.S. Treasury Bills due 5/5/05, market
      value $118,844 and $57,500 U.S. Treasury
      Bills due 5/12/05, market value $57,070)           172,400      172,400
                                                                  -----------
TOTAL REPURCHASE AGREEMENTS
   (cost $364,000)                                                    364,000
                                                                  -----------
TOTAL MARKET VALUE OF SECURITIES BEFORE
    SECURITIES LENDING COLLATERAL - 98.50%
    (cost $359,941,057)                                           367,825,106
                                                                  -----------
SECURITIES LENDING COLLATERAL** - 20.28%
Short-Term Investments
    Bank of America 2.31% 2/4/05                       1,353,246    1,353,234
    Bank of Nova Scotia 2.60% 3/29/05                    811,897      811,843
    Barclays New York 2.37% 6/1/05                       270,661      270,562
    Bayerische Landesbank 2.51% 2/28/06                2,705,318    2,706,501
    Bear Stearns
      2.56% 3/18/05                                    2,436,372    2,437,396
      2.65% 1/17/06                                      541,127      541,666
    Beta Finance
      2.30% 2/11/05                                    2,317,151    2,315,598
      2.51% 3/21/05                                      594,881      592,867
    Calyon 2.32% 4/19/05                               2,706,431    2,706,363
    Citigroup Global Markets 2.57% 2/7/05              2,923,542    2,923,021
    Credit Swiss First Boston New York
      2.56% 12/29/05                                     568,248      568,410
    Deutsche Bank Financial 2.57% 2/22/05                541,379      541,437
    General Electric Capital 2.56% 2/3/05                812,265      812,329

                                                        Principal      Market
                                                          Amount        Value
                                                          (U.S.$)     (U.S.$)
SECURITIES LENDING COLLATERAL** (continued)
    Goldman Sachs 2.64% 12/2/05                       $2,976,373 $  2,977,151
    ING Bank 2.29% 2/2/05                              2,706,501    2,706,501
    Landesbank Hessen 2.35% 2/2/05                       541,299      541,300
    Lehman Brothers 2.48% 2/1/05                          27,065       27,065
    Lehman Holdings 2.58% 12/23/05                     2,706,467    2,709,735
    Lloyds Bank London 2.32% 2/7/05                    2,706,550    2,706,501
    Marshall & Ilsley Bank 2.51% 12/29/05              2,706,792    2,706,663
    Merrill Lynch Mortgage Capital
      2.60% 4/5/05                                       216,520      216,520
      2.60% 4/12/05                                    2,706,501    2,706,501
    Morgan Stanley
      2.55% 2/1/05                                     6,284,558    6,284,558
      2.58% 3/10/05                                    2,165,080    2,165,201
      2.60% 2/28/06                                      540,355      541,300
      2.68% 1/31/06                                      270,434      270,650
    Nordea Bank New York 2.32% 5/13/05                 2,706,293    2,706,123
    Pfizer 2.36% 2/28/06                               2,598,241    2,598,241
    Proctor & Gamble 2.42% 2/28/06                     2,706,501    2,706,501
    Rabobank, New York 2.86% 3/2/05                    2,706,396    2,706,331
    Royal Bank of Canada 2.49% 6/27/05                 2,706,518    2,706,161
    Sheffield Receivable 2.49% 2/24/05                 2,975,546    2,970,792
    Sigma Finance 2.37% 9/30/05                        2,544,352    2,543,641
    Societe Generale London 2.43% 3/7/05                 541,333      541,300
    Societe Generale New York
      2.42% 6/14/05                                    1,358,206    1,357,960
    Sun Trust Bank 2.54% 8/5/05                        1,357,792    1,357,422
    Washington Mutual 2.60% 4/1/05                     2,977,128    2,977,151
    Wells Fargo 2.45% 2/28/06                          2,706,649    2,706,501
    Wilmington Trust 2.36% 2/8/05                      2,706,545    2,706,501
                                                                 ------------
TOTAL SECURITIES LENDING COLLATERAL
   (cost $75,725,498)                                              75,725,498
                                                                 ------------

TOTAL MARKET VALUE OF SECURITIES - 118.78%
   (cost $435,666,555)                                            443,550,604[_]
OBLIGATION TO RETURN SECURITIES LENDING
   COLLATERAL** - (20.28%)                                        (75,725,498)
RECEIVABLES AND OTHER ASSETS NET
   OF LIABILITIES - 1.50%                                           5,616,211
                                                                 ------------
NET ASSETS APPLICABLE TO 111,290,734
   SHARES OUTSTANDING - 100.00%                                  $373,441,317
                                                                 ------------

Net Asset Value - Delaware Delchester Fund
Class A ($272,384,483 / 81,209,868 Shares)                              $3.35
                                                                        -----
Net Asset Value - Delaware Delchester Fund
Class B ($57,786,730 / 17,196,038 Shares)                               $3.36
                                                                        -----
Net Asset Value - Delaware Delchester Fund
Class C ($17,823,263 / 5,299,618 Shares)                                $3.36
                                                                        -----
Net Asset Value - Delaware Delchester Fund
Institutional Class ($25,446,841 / 7,585,210 Shares)                    $3.35
                                                                        -----

STATEMENT                                            DELAWARE DELCHESTER FUND
   OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT JANUARY 31, 2005:***
Shares of beneficial interest
  (unlimited authorization -- no par)                          $1,008,035,945
Undistributed net investment income                                   101,831
Accumulated net realized loss on investments                     (642,580,508)
Net unrealized appreciation of investments                          7,884,049
                                                               --------------
Total net assets                                                 $373,441,317
                                                               ==============

# Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note #8 in "Notes to Financial Statements."

++   Non-income producing security. Security is currently in default.

+    Non-income producing security for the period ended January 31, 2005.

u Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

o Variable rate notes. The interest rate shown is the rate as of January 31, 2005.

***  See Note #4 in "Notes to Financial Statements."

*    Fully or partially on loan.

**   See note #7 in "Notes to Financial Statements."

[_]  Includes $74,657,022 of securities loaned.

^ Illiquid security. See Note #8 in "Notes to Financial Statements." At January 31, 2005, two securities were deemed illiquid which represented 0.27% of the Fund's net assets.

& Security is being fair valued in accordance with the Fund's fair valuation policy. See Note #1 in "Notes to Financial Statements." At January 31, 2005, 2 securities were fair valued which represented 0.27% of the Fund's net assets.

SUMMARY OF ABBREVIATIONS
ADR - American Depositary Receipts
AMT - Subject to Alternative Minimum Tax
CBO - Collateralized Bond Obligation
NIM - Net Interest Margin
REIT - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE DELCHESTER FUND
Net asset value Class A (A)                                    $3.35
Sales charge (4.50% of offering price) (B)                      0.16
                                                               -----
Offering price                                                 $3.51
                                                               =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENT                                               DELAWARE DELCHESTER FUND
   OF ASSETS AND LIABILITIES                        January 31, 2005 (Unaudited)

ASSETS:
  Investments at market (cost $359,941,057)                         $367,825,106
  Short-term investments held as collateral for loaned
    securities                                                        75,725,498
  Receivables for securities sold                                      9,997,196
  Interest receivable                                                  6,875,218
  Cash                                                                 2,542,216
  Subscriptions receivable                                               528,872
  Other assets                                                            12,160
                                                                    ------------
  Total assets                                                       463,506,266
                                                                    ------------

LIABILITIES:
  Obligations to return securities lending collateral                 75,725,498
  Payables for securities purchased                                   12,133,692
  Liquidations payable                                                   780,019
  Distributions payable                                                  741,422
  Other accrued expenses                                                 474,618
  Management fees payable                                                209,700
                                                                    ------------
  Total liabilities                                                   90,064,949
                                                                    ------------

TOTAL NET ASSETS                                                    $373,441,317
                                                                    ============

See accompanying notes

STATEMENT                                               DELAWARE DELCHESTER FUND
   OF OPERATIONS                   Six Months Ended January 31, 2005 (Unaudited)

INVESTMENT INCOME:
  Interest                                              $16,404,078
  Securities lending income                                  82,215
  Dividends                                                  47,658  $16,533,951
                                                        -----------  -----------

EXPENSES:
  Management fees                                         1,223,036
  Distribution expenses -- Class A                          390,235
  Distribution expenses -- Class B                          311,587
  Distribution expenses -- Class C                           85,389
  Dividend disbursing and transfer agent fees and
     expenses                                               376,598
  Reports and statements to shareholders                     87,673
  Accounting and administration expenses                     63,723
  Registration fees                                          38,657
  Legal and professional fees                                28,197
  Pricing fees                                                7,216
  Custodian fees                                              6,650
  Trustees' fees                                              6,374
  Other                                                         110
                                                        -----------
  Total expenses                                                       2,625,445
                                                                     -----------
NET INVESTMENT INCOME                                                 13,908,506
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                    17,259,388
  Net change in unrealized appreciation/depreciation of investments    4,115,092
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       21,374,480
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $35,282,986
                                                                     ===========

See accompanying notes

STATEMENTS                                              DELAWARE DELCHESTER FUND
   OF CHANGES IN NET ASSETS

                                                                                Six Months         Year
                                                                                  Ended           Ended
                                                                                 1/31/05         7/31/04
                                                                               (Unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                        $ 13,908,506     $30,612,016
  Net realized gain on investments                                               17,259,388      21,528,942
  Net change in unrealized appreciation/depreciation of investments               4,115,092       1,059,974
                                                                               ------------    ------------
  Net increase in net assets resulting from operations                           35,282,986      53,200,932
                                                                               ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                     (11,141,297)    (22,907,885)
    Class B                                                                      (2,307,874)     (5,672,255)
    Class C                                                                        (630,564)     (1,204,004)
    Institutional Class                                                            (996,604)     (1,514,807)
                                                                               ------------    ------------
                                                                                (15,076,339)    (31,298,951)
                                                                               ------------    ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                      26,484,357     130,035,518
    Class B                                                                       4,416,532       7,155,198
    Class C                                                                       4,201,556       4,062,371
    Institutional Class                                                           9,583,019      11,258,186

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                       6,176,351      12,378,061
    Class B                                                                         987,904       2,354,067
    Class C                                                                         362,668         705,346
    Institutional Class                                                             862,740       1,417,860
                                                                               ------------    ------------
                                                                                 53,075,127     169,366,607
                                                                               ------------    ------------
  Cost of shares repurchased:
    Class A                                                                     (38,879,136)   (148,137,428)
    Class B                                                                     (13,316,005)    (34,045,772)
    Class C                                                                      (2,983,920)     (7,193,002)
    Institutional Class                                                          (5,228,869)    (11,896,692)
                                                                               ------------    ------------
                                                                                (60,407,930)   (201,272,894)
                                                                               ------------    ------------
Decrease in net assets derived from capital share transactions                   (7,332,803)    (31,906,287)
                                                                               ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS                                            12,873,844     (10,004,306)

NET ASSETS:
Beginning of period                                                             360,567,473     370,571,779
                                                                               ------------    ------------
End of period (including undistributed net investment income of
  $101,831 and $180, respectively)                                             $373,441,317    $360,567,473
                                                                               ============    ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Delchester Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             1/31/05(1)   7/31/04      7/31/03    7/31/02(2)    7/31/01      7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.000       $2.580      $3.110       $4.390      $5.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.125       0.258        0.303       0.317        0.432       0.524
Net realized and unrealized gain (loss) on investments          0.180       0.186        0.399      (0.543)      (1.276)     (1.155)
                                                             --------    --------     --------    --------     --------    --------
Total from investment operations                                0.305       0.444        0.702      (0.226)      (0.844)     (0.631)
                                                             --------    --------     --------    --------     --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.135)     (0.264)      (0.282)     (0.304)      (0.436)     (0.519)
                                                             --------    --------     --------    --------     --------    --------
Total dividends and distributions                              (0.135)     (0.264)      (0.282)     (0.304)      (0.436)     (0.519)
                                                             --------    --------     --------    --------     --------    --------

NET ASSET VALUE, END OF PERIOD                                 $3.350      $3.180       $3.000      $2.580       $3.110      $4.390
                                                             ========    ========     ========    ========     ========    ========

TOTAL RETURN(4)                                                 9.73%      15.22%       28.67%      (7.94%)     (20.22%)    (11.93%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $272,384    $263,960     $253,966    $188,736     $278,975    $485,581
Ratio of expenses to average net assets                         1.25%       1.34%        1.47%       1.32%        1.25%       1.27%
Ratio of expenses to average net assets prior to
  expense and expenses paid indirectly                          1.25%       1.34%        1.47%       1.32%        1.33%       1.30%
Ratio of net investment income to average net assets            7.51%       8.19%       10.93%      10.76%       11.63%      10.55%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      7.51%       8.19%       10.93%      10.76%       11.55%      10.52%
Portfolio turnover                                               308%        674%         788%        441%         294%         82%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(3) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005, and the years ended July 31, 2003, 2002, 2001 and 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Delchester Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             1/31/05(1)   7/31/04      7/31/03    7/31/02(2)    7/31/01      7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.010       $2.590      $3.120       $4.390      $5.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.113       0.236        0.283       0.295        0.405       0.487
Net realized and unrealized gain (loss) on investments          0.190       0.176        0.399      (0.543)      (1.270)     (1.154)
                                                             --------    --------     --------    --------     --------    --------
Total from investment operations                                0.303       0.412        0.682      (0.248)      (0.865)     (0.667)
                                                             --------    --------     --------    --------     --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.123)     (0.242)      (0.262)     (0.282)      (0.405)     (0.483)
                                                             --------    --------     --------    --------     --------    --------
Total dividends and distributions                              (0.123)     (0.242)      (0.262)     (0.282)      (0.405)     (0.483)
                                                             --------    --------     --------    --------     --------    --------

NET ASSET VALUE, END OF PERIOD                                 $3.360      $3.180       $3.010      $2.590       $3.120      $4.390
                                                             ========    ========     ========    ========     ========    ========

TOTAL RETURN(4)                                                 9.66%      14.02%       27.68%      (8.28%)     (20.85%)    (12.57%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $57,787     $62,243      $82,345     $79,507     $118,235    $208,784
Ratio of expenses to average net assets                         1.97%       2.06%        2.19%       2.04%        1.98%       2.00%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               1.97%       2.06%        2.19%       2.04%        2.06%       2.03%
Ratio of net investment income to average net assets            6.79%       7.48%       10.21%      10.04%       10.90%       9.82%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      6.79%       7.48%       10.21%      10.04%       10.82%       9.79%
Portfolio turnover                                               308%        674%         788%        441%         294%         82%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(3) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005, and the years ended July 31, 2003, 2002, 2001 and 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
    HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Delchester Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             1/31/05(1)   7/31/04      7/31/03    7/31/02(2)    7/31/01      7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.010       $2.590      $3.120       $4.390      $5.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.113       0.235        0.283       0.295        0.405       0.487
Net realized and unrealized gain (loss) on investments          0.190       0.176        0.399      (0.543)      (1.270)     (1.154)
                                                             --------    --------     --------    --------     --------    --------

Total from investment operations                                0.303       0.411        0.682      (0.248)      (0.865)     (0.667)
                                                             --------    --------     --------    --------     --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.123)     (0.241)      (0.262)     (0.282)      (0.405)     (0.483)
                                                             --------    --------     --------    --------     --------    --------
Total dividends and distributions                              (0.123)     (0.241)      (0.262)     (0.282)      (0.405)     (0.483)
                                                             --------    --------     --------    --------     --------    --------

NET ASSET VALUE, END OF PERIOD                                 $3.360      $3.180       $3.010      $2.590       $3.120      $4.390
                                                             ========    ========     ========    ========     ========    ========

TOTAL RETURN(4)                                                 9.64%      14.00%       27.68%      (8.28%)     (20.85%)    (12.57%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $17,823     $15,337      $16,965     $11,176      $16,841     $33,871
Ratio of expenses to average net assets                         1.97%       2.06%        2.19%       2.04%        1.98%       2.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.97%       2.06%        2.19%       2.04%        2.06%       2.03%
Ratio of net investment income to average net assets            6.79%       7.48%       10.21%      10.04%       10.90%       9.82%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      6.79%       7.48%       10.21%      10.04%       10.82%       9.79%
Portfolio turnover                                               308%        674%         788%        441%         294%         82%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(3) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005, and the years ended July 31, 2003, 2002, 2001 and 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Delchester Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             1/31/05(1)   7/31/04      7/31/03    7/31/02(2)    7/31/01      7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.000       $2.590      $3.110       $4.390      $5.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.129       0.267        0.311       0.325        0.442       0.538
Net realized and unrealized gain (loss) on investments          0.180       0.186        0.389      (0.533)      (1.277)     (1.156)
                                                             --------    --------     --------    --------     --------    --------
Total from investment operations                                0.309       0.453        0.700      (0.208)      (0.835)     (0.618)
                                                             --------    --------     --------    --------     --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.139)     (0.273)      (0.290)     (0.312)      (0.445)     (0.532)
                                                             --------    --------     --------    --------     --------    --------
Total dividends and distributions                              (0.139)     (0.273)      (0.290)     (0.312)      (0.445)     (0.532)
                                                             --------    --------     --------    --------     --------    --------

NET ASSET VALUE, END OF PERIOD                                 $3.350      $3.180       $3.000      $2.590       $3.110      $4.390
                                                             ========    ========     ========    ========     ========    ========

TOTAL RETURN(4)                                                 9.87%      15.17%       29.46%      (7.69%)     (19.98%)    (11.70%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $25,447     $19,027      $17,296     $10,542      $20,112     $19,751
Ratio of expenses to average net assets                         0.97%       1.06%        1.19%       1.04%        0.98%       1.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       0.97%       1.06%        1.19%       1.04%        1.06%       1.03%
Ratio of net investment income to average net assets            7.79%       8.48%       11.21%      11.04%       11.90%      10.82%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      7.79%       8.48%       11.21%      11.04%       11.82%      10.79%
Portfolio turnover                                               308%        674%         788%        441%         294%         82%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.
(3) The average shares outstanding method has been applied for per share information for the period ended January 31, 2005, and the years ended July 31, 2003, 2002, 2001 and 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                   DELAWARE DELCHESTER FUND
  TO FINANCIAL STATEMENTS                           January 31, 2005 (Unaudited)

Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of January 31, 2005, Class R has not commenced operations.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gains on investments, if any, annually.

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

At January 31, 2005, the Fund had liabilities payable to affiliates as follows:

     Investment management fees payable to DMC                   $209,700
     Dividend disbursing, transfer agent, accounting and
        administration fees and other expenses payable to DSC      72,468
     Other expenses payable to DMC and affiliates*                144,153

     * DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

NOTES                                                   DELAWARE DELCHESTER FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the six months ended January 31, 2005, the Fund was charged $8,275, for internal legal services provided by DMC.

For the six months ended January 31, 2005, DDLP earned $16,305 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the six months ended January 31, 2005, the Fund made purchases of $552,675,851 and sales of $557,286,123 of investment securities other than short-term investments.

At January 31, 2005, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2005, the cost of investments was $359,941,057. At January 31, 2005, net unrealized appreciation was $7,099,402, of which $16,643,854 related to unrealized appreciation of investments and $9,544,452 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the six months ended January 31, 2005 and year ended July 31, 2004 was as follows:

                                                     Six Months        Year
                                                       Ended*         Ended
                                                       1/31/05       7/31/04
                                                    -----------    -----------
Ordinary income                                     $15,076,339    $31,298,951

* Tax information for the period ended January 31, 2005 is an estimate and the tax character of dividends and distributions may be redesignated at fiscal year end.

The components of net assets are estimated since final tax characteristics cannot be determined until fiscal year end. As of January 31, 2005, the estimated components of net assets on a tax basis were as follows:

Shares of beneficial interest                      $1,008,035,945
Undistributed ordinary income                          10,447,822
Undistributed long-term gains                           6,508,372
Capital loss carryforwards                           (658,650,224)
Unrealized appreciation on investments                  7,099,402
                                                   --------------
Net assets                                           $373,441,317
                                                   --------------

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $143,083,139 expires in 2008, $284,053,994 expires in 2009, $211,481,773 expires in 2010 and $20,031,318 expires in 2011.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the six months ended January 31, 2005, the Fund recorded an estimate of these differences since final tax characteristics cannot be determined until fiscal year end. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                             $1,269,484
  Accumulated net realized gain (loss)                            (1,269,484)

5. CAPITAL SHARES

Transactions in capital shares were as follows:

                                                  Six Months        Year
                                                     Ended         Ended
                                                    1/31/05       7/31/04
Shares sold:
  Class A                                          8,042,103     41,696,485
  Class B                                          1,361,440      2,274,517
  Class C                                          1,269,309      1,287,816
  Institutional Class                              2,901,094      3,599,182

Shares issued upon reinvestment of dividends
  and distributions:
  Class A                                          1,873,423      3,925,687
  Class B                                            299,146        746,179
  Class C                                            109,613        223,333
  Institutional Class                                261,110        449,585
                                                 -----------    -----------
                                                  16,117,238     54,202,784
                                                 -----------    -----------
Shares repurchased:
  Class A                                        (11,817,398)   (47,077,813)
  Class B                                         (4,026,141)   (10,821,825)
  Class C                                           (896,782)    (2,330,037)
  Institutional Class                             (1,566,553)    (3,815,956)
                                                 -----------    -----------
                                                 (18,306,874)   (64,045,631)
                                                 -----------    -----------
Net decrease                                      (2,189,636)    (9,842,847)
                                                 ===========    ===========

For the six months ended January 31, 2005 and the year ended July 31, 2004, 1,585,842 Class B shares were converted to 1,588,141 Class A shares valued at $5,266,521 and 2,758,691 Class B shares were converted to 2,767,448 Class A shares valued at $8,719,166, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

NOTES                                                   DELAWARE DELCHESTER FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2005, or at any time during the period.

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation. At January 31, 2005, the market value of securities on loan was $74,657,022, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. CREDIT AND MARKET RISK
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by Standard & Poors and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities, if any, have been denoted in the Statement of Net Assets.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund.

You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                         AFFILIATED OFFICERS                        CONTACT INFORMATION
JUDE T. DRISCOLL                          MICHAEL P. BISHOF                          INVESTMENT MANAGER
Chairman                                  Senior Vice President and                  Delaware Management Company
Delaware Investments Family of Funds      Chief Financial Officer                    Philadelphia, PA
Philadelphia, PA                          Delaware Investments Family of Funds
                                          Philadelphia, PA                           NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                     Delaware Distributors, L.P.
Board Chairman                            RICHELLE S. MAESTRO                        Philadelphia, PA
Citadel Construction Corporation          Executive Vice President,
King of Prussia, PA                       Chief Legal Officer and Secretary          SHAREHOLDER SERVICING, DIVIDEND
                                          Delaware Investments Family of Funds       DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                            Philadelphia, PA                           Delaware Service Company, Inc.
Private Investor                                                                     2005 Market Street
Gwynedd Valley, PA                        JOHN J. O'CONNOR                           Philadelphia, PA 19103-7094
                                          Senior Vice President and Treasurer
JOHN A. FRY                               Delaware Investments Family of Funds       FOR SHAREHOLDERS
President                                 Philadelphia, PA                           800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                        FOR SECURITIES DEALERS AND FINANCIAL
                                                                                     INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                     800 362-7500
Managing Director
Anthony Knerr & Associates                                                           WEB SITE
New York, NY                                                                         www.delawareinvestments.com

ANN R. LEVEN                              -----------------------------------------------------------------------
Former Treasurer/Chief Fiscal Officer     The Fund files its complete schedule of portfolio holdings with the
National Gallery of Art                   Securities and Exchange Commission for the first and third quarters of
Washington, DC                            each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to
THOMAS F. MADISON                         determine how to vote proxies (if any) relating to portfolio
President and Chief Executive Officer     securities is available without charge (i) upon request, by calling
MLM Partners, Inc.                        800 523-1918; (ii) on the Fund's Web site at
Minneapolis, MN                           http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and
JANET L. YEOMANS                          copied at the Commission's Public Reference Room in Washington, DC;
Vice President/Mergers & Acquisitions     information on the operation of the Public Reference Room may be
3M Corporation                            obtained by calling 1-800-SEC-0330.
St. Paul, MN
                                          Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the
                                          Fund's Web site at http://www.delawareinvestments.com; and (ii) on the
                                          Commission's Web site at http://www.sec.gov.
                                          -----------------------------------------------------------------------

(9198)                                                                                                   Printed in the USA
SA-024 [1/05] IVES 3/05                                                                                              J10030

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME                              APRIL 1, 2005
--------------------------------------------------------------------------------
                                          DELAWARE HIGH-YIELD
                                          OPPORTUNITIES FUND



                                          GET SHAREHOLDER REPORTS AND
                                          PROSPECTUSES ONLINE INSTEAD OF IN THE
                                          MAIL. VISIT
                                          www.delawareinvestments.com/edelivery.

                                          THIS BROCHURE ACCOMPANIES A SEMIANNUAL
                                          REPORT FOR THE INFORMATION OF DELAWARE
                                          HIGH-YIELD OPPORTUNITIES FUND
                                          SHAREHOLDERS, BUT IT MAY BE USED WITH
                                          PROSPECTIVE INVESTORS WHEN PRECEDED OR
                                          ACCOMPANIED BY A CURRENT PROSPECTUS
                                          FOR DELAWARE HIGH-YIELD OPPORTUNITIES
                                          FUND. THE PROSPECTUS SETS FORTH
                                          DETAILS ABOUT CHARGES, EXPENSES,
                                          INVESTMENT OBJECTIVES, AND OPERATING
                                          POLICIES OF THE FUND. PROSPECTUSES FOR
                                          ALL FUNDS IN THE DELAWARE INVESTMENTS
                                          FAMILY OF FUNDS ARE AVAILABLE FROM
                                          YOUR FINANCIAL ADVISOR, ONLINE AT
                                          www.delawareinvestments.com, OR BY
                                          CALLING 800 523-1918. PLEASE READ THE
                                          PROSPECTUS CAREFULLY BEFORE YOU INVEST
                                          OR SEND MONEY. THE FIGURES IN THE
                                          SEMIANNUAL REPORT FOR DELAWARE
                                          HIGH-YIELD OPPORTUNITIES FUND
                                          REPRESENT PAST RESULTS WHICH ARE NOT A
                                          GUARANTEE OF FUTURE RESULTS. THE
                                          RETURN AND PRINCIPAL VALUE OF AN
                                          INVESTMENT IN THE FUND WILL FLUCTUATE
                                          SO THAT SHARES, WHEN REDEEMED, MAY BE
                                          WORTH MORE OR LESS THAN THEIR ORIGINAL
                                          COST.

DELAWARE INVESTMENTS
--------------------------------------------------------------------------------
POWERED BY RESEARCH                              EXPERIENCE DELAWARE INVESTMENTS

OUR MISSION:
Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We strongly believe in our investment process, the consistent results we seek to deliver, and the value we can add for our clients.

OUR HISTORY:
Delaware Investments traces its roots to an investment advisory firm founded in 1929. We quickly learned how important consistent performance was to our clients, particularly in tough times, and continued to apply those lessons when we launched our first mutual fund in 1938. Delaware has managed money through 75 years of market cycles, and our dedication to consistent performance over the long term endures to this day.

OUR PRINCIPLES:

CLIENTS FIRST
We believe that placing clients' interests ahead of our own is always the right thing to do. We offer a focused lineup of products that is aligned with our core asset management competencies rather than with popular trends. Some of the largest pension plans, endowments and foundations have entrusted their investments to Delaware Investments. Our institutional heritage and expertise serve us well when crafting mutual funds and managed account portfolios for individual investors.

PASSION FOR PERFORMANCE
Our results-oriented culture puts investors first and begins with our passion for performance. We seek to deliver consistently superior returns over the long term, and to do it in every asset class. This means we look at three-year and five-year track records as starting points in seeking to deliver long-term outperformance.

PEOPLE WE'RE PROUD OF
We recognize that smart, accomplished people are a competitive advantage. Our research analysts add value to our investors' portfolios, just as our award-winning operations team adds value for shareholders. At Delaware Investments, we are more than just committed -- we are passionate about our mission. That culture of passion flows through everything we do.

POWERED BY RESEARCH
Whether it's credit research on a corporate bond or a company visit for a small-cap consumer growth name, our deep teams of sector experts eat, sleep and breathe fundamental research. We believe that fundamental research is the key to achieving consistently superior returns over the long term.

STRENGTH IN PARTNERSHIP
Delaware Investments is the financial engine of Lincoln Financial Group. Like our parent company, we understand the power of partnerships in a knowledge-based industry. We collaborate with a wide variety of financial services organizations to provide the very best in investment products and services.

(C) 2005 Delaware Distributors, L.P.

                                 THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT.

DEAR SHAREHOLDER:                                            February 28, 2005

Over the past six months, some aspects of the fixed-income markets haven't changed dramatically. Heightened investor uncertainty caused by the fall elections appears to have abated. Bond yields are historically low and the consensus outlook is for modestly rising rates moving forward. Conversely, shorter-term rates have risen noticeably, with the Federal Reserve Board still engaged in promoting a less-accommodating monetary policy. The federal funds rate has now been increased five times during the last year, from 1.00% to 2.25% (source: Bloomberg).

Higher interest rates will probably impact the slowing of the economy. As many expected, the Federal Reserve increased the funds rate for the sixth consecutive time in early February.

On the whole, the economy continued the resilience it has exhibited since economic expansion began roughly three years ago (source: Bureau of Economic Analysis). Growth in gross domestic product (GDP) came in at roughly 4.4% for the year ended December 31, 2004, although the initial reading on fourth quarter GDP showed the growth rate decelerating slightly. While 2 million jobs were being created, capital spending in the business community picked up after being dormant since the beginning of the new decade (source: Bureau of Labor Statistics). However, challenges exist, as the nation's current account and budget deficits mount and the U.S. dollar continues on its general slide in value versus other major world currencies.

The declining greenback helped non-dollar bonds post some of the most compelling total returns through January 31, 2005. High-yield corporate debt also performed extremely well, as the general firming of corporate balance sheets over recent years has improved the credit environment, while low-yielding alternatives bolstered investor interest (source: Bloomberg L.P.).

Prices for fixed-income securities tended to benefit from a falling rate of new debt reaching the market. The bulk of the decline may be attributed to mortgage-backed bonds (MBS), which were particularly impacted by a continued fall in mortgage originations, this after three record years (source: Citigroup Global Markets).

While the fourth quarter began with a rally in bond prices, a potential environment of rising rates in 2005 may cause the market value of bonds to retreat. Whatever the shorter-term nature of interest rates and the fixed-income markets, we favor a long-term approach to investing. While bond prices invariably fluctuate over time, we believe their ability to generate competitive streams of income make them viable candidates for inclusion in well-diversified investor portfolios.

Thank you for your continued support and commitment to Delaware Investments.


Sincerely,

/s/ Jude T. Driscoll
-----------------------------
Jude T. Driscoll
Chairman,
Delaware Investments Family of Funds

                                 THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT.

DELAWARE INVESTMENTS
--------------------------------------------------------------------------------
FAMILY OF FUNDS

COMPLETE INFORMATION ON ANY FUND OFFERED BY DELAWARE INVESTMENTS CAN BE FOUND IN EACH FUND'S CURRENT PROSPECTUS. PROSPECTUSES FOR ALL FUNDS IN THE DELAWARE INVESTMENTS FAMILY OF FUNDS ARE AVAILABLE FROM YOUR FINANCIAL ADVISOR, ONLINE AT www.delawareinvestments.com, OR BY CALLING 800 523-1918. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

GROWTH-EQUITY GROUP
Delaware American Services Fund
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

VALUE-EQUITY GROUP
Delaware Dividend Income Fund
Delaware Large Cap Value Fund
  (formerly Delaware Decatur Equity Income Fund)
Delaware REIT Fund
Delaware Small Cap Value Fund
Delaware Value Fund
  (formerly Delaware Diversified Value Fund)

CORE-EQUITY GROUP
Delaware Balanced Fund
Delaware Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

INTERNATIONAL GROUP
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

FIXED INCOME GROUP
CORPORATE AND GOVERNMENT
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund

MONEY MARKET
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

MUNICIPAL (NATIONAL TAX-EXEMPT)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

MUNICIPAL (STATE-SPECIFIC TAX-EXEMPT)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

--------------------------------------------------------------------------------
SIMPLIFY YOUR LIFE.                                                     [LOGO]
   MANAGE YOUR INVESTMENTS ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o   Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, to assist with any questions.
--------------------------------------------------------------------------------

                                 THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME

SEMIANNUAL REPORT  JANUARY 31, 2005
--------------------------------------------------------------------------------
                   DELAWARE HIGH-YIELD OPPORTUNITIES FUND


[LOGO]
POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     1
-----------------------------------------------------------------
SECTOR ALLOCATION                                               2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       3

  Statement of Assets and Liabilities                           7

  Statement of Operations                                       8

  Statements of Changes in Net Assets                           9

  Financial Highlights                                         10

  Notes to Financial Statements                                15
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

DISCLOSURE                    For the Period August 1, 2004 to January 31, 2005
  OF FUND EXPENSES

As a shareholder of the fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                    Expenses
                            Beginning    Ending                   Paid During
                             Account     Account       Annualized    Period
                              Value       Value          Expense    8/1/04 to
                              8/1/04     1/31/05          Ratio     1/31/05*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                     $1,000.00   $1,089.40         1.13%      $5.93
Class B                      1,000.00    1,085.70         1.83%       9.59
Class C                      1,000.00    1,085.70         1.83%       9.59
Class R                      1,000.00    1,087.70         1.43%       7.50
Institutional Class          1,000.00    1,091.20         0.83%       4.36
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                     $1,000.00   $1,019.46         1.13%      $5.74
Class B                      1,000.00    1,015.94         1.83%       9.27
Class C                      1,000.00    1,015.94         1.83%       9.27
Class R                      1,000.00    1,017.95         1.43%       7.25
Institutional Class          1,000.00    1,020.96         0.83%       4.22
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                         As of January 31, 2005
  DELAWARE HIGH-YIELD OPPORTUNITIES FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                         0.22%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.75%
------------------------------------------------------------------------
CORPORATE BONDS                                                88.37%
------------------------------------------------------------------------
Capital Goods - Manufacturing                                   7.97%
Chemicals                                                       3.17%
Consumer Cyclical                                               8.46%
Consumer Non-Cyclical                                           3.94%
Energy                                                          6.25%
Finance                                                         2.69%
Gaming                                                          6.77%
Healthcare                                                      4.05%
Media                                                          14.00%
Metals & Mining                                                 0.77%
Paper & Forest Products                                         7.96%
Retail                                                          0.16%
Technology                                                      0.92%
Telecommunications                                             10.79%
Textile & Apparel                                               0.17%
Transportation                                                  3.81%
Utilities                                                       6.49%
------------------------------------------------------------------------
FOREIGN BONDS                                                   2.35%
------------------------------------------------------------------------
Germany                                                         0.96%
Netherlands                                                     0.58%
Ukraine                                                         0.81%
------------------------------------------------------------------------
MUNICIPAL BONDS                                                 0.21%
------------------------------------------------------------------------
SOVEREIGN DEBT                                                  2.47%
------------------------------------------------------------------------
Brazil                                                          0.55%
Colombia                                                        0.25%
El Salvador                                                     0.50%
Venezuela                                                       1.17%
------------------------------------------------------------------------
COMMON STOCK                                                    0.72%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.21%
------------------------------------------------------------------------
WARRANTS                                                        0.00%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           2.21%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               97.51%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 2.49%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS                           January 31, 2005 (Unaudited)

                                                      Principal        Market
                                                    Amount (U.S.$) Value (U.S.$)
ASSET-BACKED SECURITIES - 0.22%
   #Master NIM Trust Series 2003-OPT2
      144A 9.79% 5/26/33                               $      998     $      998
&^o#Merrill Lynch CBO VII Series
      1997-C3A 144A 2.905% 3/23/08                        279,635        103,465
  &^South Street CBO Series 1999-1A A1
      7.16% 7/1/11                                        126,037        128,243
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES
  (cost $275,291)                                                        232,706
                                                                      ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.75%
   #Meristar Commercial Mortgage Trust
      Series 1999-C1 C 144A 8.29% 3/3/16                  700,000        779,520
                                                                      ----------
TOTAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES (COST $780,445)                                             779,520
                                                                      ----------
CORPORATE BONDS - 88.37%
Capital Goods - Manufacturing - 7.97%
    Aearo 8.25% 4/15/12                                   225,000        232,875
    AEP Industries 9.875% 11/15/07                        875,000        896,875
    Armor Holdings 8.25% 8/15/13                          675,000        754,313
    Cenveo 7.875% 12/1/13                                 375,000        330,000
   #DRS Technologies 144A 6.875% 11/1/13                  175,000        178,500
    Foster Wheeler 10.359% 9/15/11                        262,500        286,125
    Geo Subordinate 11.00% 5/15/12                        600,000        615,000
   #Graham Packaging 144A
      9.875% 10/15/14                                     425,000        447,313
   #IMCO Recycling 144A 9.00% 11/15/14                    700,000        729,750
    Interline Brands 11.50% 5/15/11                       815,000        925,024
    Moog 6.25% 1/15/15                                    350,000        356,125
   *Mueller Holdings 14.75% 4/15/14                       925,000        633,625
   #Owens-Brockway 144A 6.75% 12/1/14                     500,000        502,500
   #Park-Ohio Industries 144A
      8.375% 11/15/14                                     350,000        350,000
    Radnor Holdings
     o9.45% 4/15/09                                       270,000        280,800
      11.00% 3/15/10                                      270,000        246,375
    Worldspan 9.625% 6/15/11                              425,000        494,063
                                                                      ----------
                                                                       8,259,263
                                                                      ----------
Chemicals - 3.17%
   #BCP Caylux Holdings 144A
      9.625% 6/15/14                                      275,000        306,625
    Buckeye Technologies 8.00% 10/15/10                    75,000         75,563
   #Huntsman International 144A
      7.375% 1/1/15                                       725,000        725,000
    Lyondell Chemical 9.875% 5/1/07                       150,000        157,500
    Nalco 8.875% 11/15/13                                 440,000        481,800
    Rhodia 8.875% 6/1/11                                  490,000        504,700
  ++Solutia 6.72% 10/15/37                                910,000        691,600
    Witco
      6.875% 2/1/26                                       300,000        274,500
      7.75% 4/1/23                                         75,000         73,875
                                                                      ----------
                                                                       3,291,163
                                                                      ----------
Consumer Cyclical - 8.46%
   #Accuride 144A 8.50% 2/1/15                            450,000        465,750
    Adesa 7.625% 6/15/12                                  425,000        450,500
   *Advanced Accessory Holdings
      13.25% 12/15/11                                     775,000        325,500
    Advanced Accessory Systems
      10.75% 6/15/11                                      525,000        488,250

                                                      Principal        Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
  Consumer Cyclical (continued)
++Avado Brands 9.75% 6/1/06                            $  150,000     $   42,750
 #Carrols 144A 9.00% 1/15/13                              500,000        523,750
  Collins & Aikman Products
    10.75% 12/31/11                                       375,000        373,125
 #Collins & Aikman Products 144A
    12.875% 8/15/12                                       200,000        166,500
 #Cooper-Standard 144A
    7.00% 12/15/12                                        175,000        172,813
    8.375% 12/15/14                                       170,000        162,350
 #Denny's 144A 10.00% 10/1/12                             375,000        405,000
  Gaylord Entertainment 8.00% 11/15/13                    550,000        591,250
  Interface 10.375% 2/1/10                                350,000        404,250
 #Landry's Restaurant 144A 7.50% 12/15/14                 875,000        857,499
 #Lone Star Industries 144A 8.85% 6/15/05                 220,000        223,569
  O'Charleys 9.00% 11/1/13                                585,000        640,575
  Royal Caribbean Cruises 7.25% 3/15/18                   580,000        640,899
 #Six Flags 144A 9.625% 6/1/14                            125,000        118,438
 #Technical Olympic USA 144A 7.50% 1/15/15                575,000        560,625
 *Town Sports International 11.00% 2/1/14                 630,000        349,650
 #Uno Restaurant 144A 10.00% 2/15/11                      400,000        395,512
++Venture Holdings 12.00% 6/1/09                          475,000          2,969
  VICORP Restaurant 10.50% 4/15/11                        395,000        403,888
                                                                      ----------
                                                                       8,765,412
                                                                      ----------
Consumer Non-Cyclical - 3.94%
  #Commonwealth Brands 144A
    10.625% 9/1/08                                        530,000        553,850
  Corrections Corporation of America
    9.875% 5/1/09                                         500,000        552,500
  Cott Beverages 8.00% 12/15/11                            75,000         80,906
  Great Atlantic & Pacific Tea 7.75% 4/15/07              475,000        473,219
 #Knowledge Learn 144A 7.75% 2/1/15                       370,000        373,700
 #Le-Natures 144A 10.00% 6/15/13                          545,000        604,950
    National Beef Packing 10.50% 8/1/11                   550,000        565,125
 #Rite Aid 144A 7.50% 1/15/15                             600,000        594,000
    True Temper Sports 8.375% 9/15/11                     305,000        291,275
                                                                      ----------
                                                                       4,089,525
                                                                      ----------
Energy - 6.25%
  Bluewater Finance 10.25% 2/15/12                        375,000        414,375
  CMS Energy 9.875% 10/15/07                              600,000        666,750
 #Dynegy Holdings 144A 10.125% 7/15/13                    585,000        652,275
  El Paso Natural Gas 7.625% 8/1/10                       230,000        253,575
  El Paso Production Holding 7.75% 6/1/13                 575,000        600,875
 #Hilcorp Energy 144A 10.50% 9/1/10                       470,000        527,575
 #Hornbeck Offshore 144A 6.125% 12/1/14                   650,000        651,625
 #Inergy Finance 144A 6.875% 12/15/14                     425,000        425,000
  Midland Funding II 11.75% 7/23/05                        73,992         76,758
  Petroleum Geo-Services
    8.00% 11/5/06                                         215,789        220,644
    10.00% 11/5/10                                        901,227      1,034,158
o#Secunda International 144A 10.66% 9/1/12                410,000        406,925
 #Stone Energy 144A 6.75% 12/15/14                        250,000        245,625
  Tennessee Gas Pipeline 8.375% 6/15/32                   270,000        305,100
                                                                      ----------
                                                                       6,481,260
                                                                      ----------

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
Finance - 2.69%
  BF Saul REIT 7.50% 3/1/14                          $   330,000     $   341,550
 #E Trade Financial 144A 8.00% 6/15/11                   850,000         918,000
 #Farmers Exchange Capital 144A
    7.20% 7/15/48                                        365,000         388,732
  FINOVA Group 7.50% 11/15/09                          1,295,750         602,524
  LaBranche & Company 11.00% 5/15/12                     200,000         215,500
  Tanger Properties 9.125% 2/15/08                       290,000         326,250
                                                                     -----------
                                                                       2,792,556
                                                                     -----------
Gaming - 6.77%
  Ameristar Casinos 10.75% 2/15/09                       750,000         843,750
  Boyd Gaming 9.25% 8/1/09                             1,250,000       1,350,000
  Mandalay Resort Group 10.25% 8/1/07                     55,000          62,425
  MGM MIRAGE 9.75% 6/1/07                                275,000         306,625
  Penn National Gaming
    8.875% 3/15/10                                       950,000       1,030,750
    11.125% 3/1/08                                       875,000         931,875
  Venetian Casino Resort 11.00% 6/15/10                  958,000       1,087,330
  Wheeling Island Gaming 10.125% 12/15/09                915,000         983,625
 #Wynn Las Vegas 144A 6.625% 12/1/14                     425,000         419,688
                                                                     -----------
                                                                       7,016,068
                                                                     -----------
Healthcare - 4.05%
  Ameripath 10.50% 4/1/13                                375,000         393,750
  Province Healthcare 7.50% 6/1/13                     1,050,000       1,181,249
  Universal Hospital Services
    10.125% 11/1/11                                      760,000         790,400
 #US Oncology 144A 10.75% 8/15/14                        675,000         774,563
*#Vanguard Health 144A 11.25 10/1/15                     875,000         592,813
 #Warner Chilcott 144A 8.75% 2/1/15                      450,000         464,625
                                                                     -----------
                                                                       4,197,400
                                                                     -----------
Media - 14.00%
++Adelphia Communications 8.125% 7/15/06                 800,000         656,000
  Avalon Cable 11.875% 12/1/08                           772,007         806,748
 #Charter Communications 144A
    5.875% 11/16/09                                      175,000         159,688
  Charter Communications Holdings
    10.75% 10/1/09                                     2,545,000       2,182,337
  CSC Holdings
    8.125% 8/15/09                                       500,000         551,250
    10.50% 5/15/16                                       900,000       1,014,750
  Dex Media West 9.875% 8/15/13                          200,000         227,750
  Insight Midwest 10.50% 11/1/10                       1,425,000       1,560,374
  Lodgenet Entertainment 9.50% 6/15/13                   725,000         804,750
  Mediacom Broadband 11.00% 7/15/13                      275,000         297,688
  Mediacom Capital 8.50% 4/15/08                       1,100,000       1,128,874
  Nextmedia Operating 10.75% 7/1/11                      400,000         452,000
  PEI Holdings 11.00% 3/15/10                            800,000         932,000
  Rogers Cablesystems
    10.00% 3/15/05                                     1,375,000       1,390,468
    11.00% 12/1/15                                       270,000         299,700
  Sheridan Acquisition 10.25% 8/15/11                    510,000         553,988
 #Warner Music Group 144A 7.375% 4/15/14                 525,000         551,250
  XM Satellite Radio 12.00% 6/15/10                      800,000         948,000
                                                                     -----------
                                                                      14,517,615
                                                                     -----------
Metals & Mining - 0.77%
 #Novelis 144A 7.25% 2/15/15                             510,000         525,300
 #Vedanta Resources 144A 6.625% 2/22/10                  275,000         275,791
                                                                     -----------
                                                                         801,091
                                                                     -----------

                                                      Principal        Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
Paper & Forest Products - 7.96%
  Abitibi-Consolidated 6.95% 12/15/06                $   955,000     $   989,619
 #Boise Cascade 144A 7.125% 10/15/14                     700,000         736,750
  Bowater 9.00% 8/1/09                                   500,000         559,065
  Fort James 7.75% 11/15/23                            1,500,000       1,758,749
 #JSG Funding 144A 7.75% 4/1/15                          100,000          99,000
  MDP Acquisitions 9.625% 10/1/12                      1,050,000       1,165,500
 #Port Townsend Paper 144A
    11.00% 4/15/11                                       585,000         611,325
  Potlatch 12.50% 12/1/09                                550,000         676,294
  Smurfit Capital Funding 7.50% 11/20/25                 635,000         635,000
  Tembec Industries 8.50% 2/1/11                       1,025,000       1,019,875
                                                                     -----------
                                                                       8,251,177
                                                                     -----------
Retail - 0.16%
 #Loehmanns Capital 144A 13.00% 10/1/11                  175,000         169,750
                                                                     -----------
                                                                         169,750
                                                                     -----------
Technology - 0.92%
 #Magnachip Semiconductor 144A
    8.00% 12/15/14                                       500,000         524,375
  Stratus Technologies 10.375% 12/1/08                   450,000         429,750
                                                                     -----------
                                                                         954,125
                                                                     -----------
Telecommunications - 10.79%
o#AirGate PCS 144A 6.41% 10/15/11                        250,000         258,750
  Alaska Communications Systems
    9.875% 8/15/11                                       750,000         817,500
++Allegiance Telecom 11.75% 2/15/08                      255,000          79,050
  Centennial Cellular Operating
    10.125% 6/15/13                                      850,000         966,875
  Cincinnati Bell 8.375% 1/15/14                         975,000         994,500
 *Inmarsat Finance 10.375% 11/15/12                      725,000         529,250
 #Intelsat Bermuda 144A
    8.25% 1/15/13                                        170,000         176,800
    8.625% 1/15/15                                       680,000         711,450
  iPCS 11.50% 5/1/12                                     200,000         229,500
 #Iwo Escrow 144A
   o6.32% 1/15/12                                        125,000         125,625
   *10.75% 1/15/15                                       100,000          64,250
  MCI
    6.908% 5/1/07                                        302,000         309,550
    7.688% 5/1/09                                      1,205,000       1,260,730
  MetroPCS 10.75% 10/1/11                                270,000         290,250
 #New Skies Satellite 144A 9.125% 11/1/12                550,000         569,250
  Nextel Communications 5.95% 3/15/14                  1,000,000       1,042,499
 #Qwest 144A 7.875% 9/1/11                               200,000         215,000
 #Qwest Services 144A 14.00% 12/15/10                    835,000         995,738
  Rural Cellular 9.875% 2/1/10                           175,000         187,250
 #UbiquiTel Operating 144A 9.875% 3/1/11                 275,000         304,563
 oUS LEC 10.67% 10/1/09                                  325,000         328,250
  US Unwired 10.00% 6/15/12                              650,000         728,000
                                                                     -----------
                                                                      11,184,630
                                                                     -----------
Textile & Apparel - 0.17%
  Warnaco 8.875% 6/15/13                                 155,000         171,275
                                                                     -----------
                                                                         171,275
                                                                     -----------

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal        Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
Transportation - 3.81%
 *#H-Lines Finance Holding 144A
     11.00% 4/1/13                                   $   650,000     $   464,750
  #Horizon Lines 144A 9.00% 11/1/12                      300,000         319,500
   Kansas City Southern Railway
     9.50% 10/1/08                                       665,000         749,788
   OMI 7.625% 12/1/13                                    650,000         672,750
   Seabulk International 9.50% 8/15/13                   465,000         499,875
   Stena 9.625% 12/1/12                                  585,000         658,125
  #Ultrapetrol 144A 9.00% 11/24/14                       600,000         583,500
                                                                     -----------
                                                                       3,948,288
                                                                     -----------
Utilities - 6.49%
  #Allegheny Energy Supply Statutory
   Trust 2001 Series B 144A
     13.00% 11/15/07                                      85,000          92,650
   Avista 9.75% 6/1/08                                   295,000         341,074
   Calpine 10.50% 5/15/06                                470,000         459,425
 o#Calpine 144A 8.41% 7/15/07                            340,688         304,915
   Elwood Energy 8.159% 7/5/26                           522,531         591,493
   Midwest Generation
     8.30% 7/2/09                                        590,000         637,200
     8.75% 5/1/34                                      1,295,000       1,453,637
 ++Mirant Americas Generation 7.625% 5/1/06              425,000         480,250
  #NRG Energy 144A 8.00% 12/15/13                        855,000         925,538
   Orion Power Holdings 12.00% 5/1/10                    275,000         345,125
   PSEG Energy Holdings 7.75% 4/16/07                    170,000         178,288
   Reliant Energy 9.50% 7/15/13                          270,000         303,750
  #Texas Genco 144A 6.875% 12/15/14                      425,000         442,000
++#USGen New England 144A 7.459% 1/2/15                  250,000         169,375
                                                                     -----------
                                                                       6,724,720
                                                                     -----------
TOTAL CORPORATE BONDS (cost $90,004,627)                              91,615,318
                                                                     -----------
FOREIGN BONDS - 2.35%
Germany - 0.96%
   OAO Siberian Oil 10.75% 1/15/09                       900,000         991,125
                                                                     -----------
                                                                         991,125
                                                                     -----------
Netherlands - 0.58%
  #Kazkommerts International 144A
     7.00% 11/3/09                                       400,000         396,000
     8.50% 4/16/13                                       200,000         206,750
                                                                     -----------
                                                                         602,750
                                                                     -----------
Ukraine - 0.81%
   Naftogaz Ukrainy 8.125% 9/30/09                       800,000         838,080
                                                                     -----------
                                                                         838,080
                                                                     -----------
TOTAL FOREIGN BONDS (cost $ 2,379,706)                                 2,431,955
                                                                     -----------
MUNICIPAL BONDS - 0.21%
New Jersey Economic Development
   Authority Special Facility Revenue
   (Continental Airlines Project)
   6.25% 9/15/29 (AMT)                                   275,000         219,511
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $233,365)                                    219,511
                                                                     -----------

                                                      Principal        Market
                                                    Amount (U.S.$) Value (U.S.$)
SOVEREIGN DEBT - 2.47%
Brazil - 0.55%
  Brazilian Government International Bond
    8.75% 2/4/25                                       $  575,000    $   567,007
                                                                     -----------
                                                                         567,007
                                                                     -----------
Colombia - 0.25%
  Colombia Government International Bond
    10.375% 1/28/33                                       225,000        255,938
                                                                     -----------
                                                                         255,938
                                                                     -----------
El Salvador - 0.50%
  El Salvador Government International Bond
    8.25% 4/10/32                                         500,000        518,164
                                                                     -----------
                                                                         518,164
                                                                     -----------
Venezuela - 1.17%
  Venezuela Government International Bond
    9.375% 1/13/34                                      1,175,000      1,215,537
                                                                     -----------
                                                                       1,215,537
                                                                     -----------
TOTAL SOVEREIGN DEBT (cost $2,559,183)                                 2,556,646
                                                                     -----------

                                                          Number of
                                                            Shares
COMMON STOCK - 0.72%
 +Foster Wheeler                                            10,687       158,805
 +Kmart Holding                                              3,000       282,539
  MCI                                                        4,809        92,766
 +Petroleum Geo-Services ADR                                   497        34,577
 +XM Satellite Radio Holdings Class A                        5,750       183,483
                                                                     -----------
TOTAL COMMON STOCK (cost $307,962)                                       752,170
                                                                     -----------
PREFERRED STOCK - 0.21%
  Alamosa Delaware 7.50%                                       225       216,281
                                                                     -----------
TOTAL PREFERRED STOCK (cost $188,113)                                    216,281
                                                                     -----------
WARRANTS - 0.00%
+#Horizon PCS 144A, exercise price $5.88,
    expiration date 10/1/10                                    600             6
+#Solutia144A, exercise price $7.59,
    expiration date 7/15/09                                    450             4
                                                                     -----------
TOTAL WARRANTS (cost $79,379)                                                 10
                                                                     -----------
                                                           Principal
                                                         Amount (U.S.$)
REPURCHASE AGREEMENTS - 2.21%
With BNP Paribas 2.41% 2/1/05
  (dated 1/31/05, to be repurchased
  at $1,205,081, collateralized by
  $1,244,000 U.S. Treasury Bills due
  7/7/05, market value $1,229,901)                      $1,205,000     1,205,000
With UBS Warburg 2.41% 2/1/05 (dated
  1/31/05, to be repurchased at $1,085,073,
  collateralized by $752,000 U.S. Treasury
  Bills due 5/5/05, market value $747,673
  and $362,000 U.S. Treasury Bills due 5/12/05,
  market value $359,040)                                 1,085,000     1,085,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,290,000)                                                    2,290,000
                                                                     -----------

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES - 97.51%
  (cost $99,098,071)                                               $101,094,117
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 2.49%                                              2,577,809
                                                                   ------------
NET ASSETS APPLICABLE TO 23,512,271 SHARES
  OUTSTANDING - 100.00%                                            $103,671,926
                                                                   ============

Net Asset Value - Delaware High-Yield Opportunities Fund
  Class A ($67,446,615 /15,296,523 Shares)                                $4.41
                                                                          -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Class B ($17,363,759 / 3,938,795 Shares)                                $4.41
                                                                          -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Class C ($15,169,819 / 3,439,410 Shares)                                $4.41
                                                                          -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Class R ($428,142 / 97,018 Shares)                                      $4.41
                                                                          -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Institutional Class ($3,263,591 / 740,525 Shares)                       $4.41
                                                                          -----

COMPONENTS OF NET ASSETS AT JANUARY 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                               $105,916,222
Undistributed net investment income                                       8,955
Accumulated net realized loss on investments                         (4,249,297)
Net unrealized appreciation of investments                            1,996,046
                                                                   ------------
Total net assets                                                   $103,671,926
                                                                   ============

 #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 7 in "Notes to Financial Statements."

++Non-income producing security. Security is currently in default.

 +Non-income producing security for the period ended January 31, 2005.

 *Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

 oVariable rate notes. The interest rate shown is the rate as of January 31, 2005.

 ^Illiquid Security. See Note 7 in "Notes to Financial Statements". At
  January 31, 2005, two securities were deemed illiquid which represented 0.22% of the Fund's net assets.

 &Security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements." At January 31, 2005, two securities were fair valued which represented 0.22% of the Fund's net assets.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
AMT - Subject to Alternative Minimum Tax
CBO - Collateralized Bond Obligation
NIM - Net Interest Margin
REIT - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE HIGH-YIELD OPPORTUNITIES FUND
Net asset value Class A (A)                                               $4.41
Sales charge (4.50% of offering price) (B)                                 0.21
                                                                          -----
Offering price                                                            $4.62
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF ASSETS AND LIABILITIES               January 31, 2005 (Unaudited)

ASSETS:
  Investments at market                                             $101,094,117
  Cash                                                                   781,013
  Subscriptions receivable                                               683,447
  Receivables for securities sold                                      3,650,851
  Interest receivable                                                  1,922,100
                                                                    ------------
  Total assets                                                       108,131,528
                                                                    ------------

LIABILITIES:
  Payables for securities purchased                                    3,504,928
  Liquidations payable                                                   598,001
  Distributions payable                                                  176,774
  Management fees payable                                                 35,819
  Other accrued expenses                                                 144,080
                                                                    ------------
Total Liabilities                                                      4,459,602
                                                                    ------------

TOTAL NET ASSETS                                                    $103,671,926
                                                                    ============

INVESTMENTS AT COST                                                 $ 99,098,071
                                                                    ============

See accompanying notes

STATEMENT                          DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF OPERATIONS                    Six Months Ended January 31, 2005 (Unaudited)

INVESTMENT INCOME:
  Interest                                                                   $3,565,865
  Dividends                                                                       8,769         $3,574,634
                                                                             ----------         ----------

EXPENSES:
  Management fees                                                               290,987
  Dividend disbursing and transfer agent fees and expenses                       60,949
  Distribution expenses -- Class A                                               87,025
  Distribution expenses -- Class B                                               83,376
  Distribution expenses -- Class C                                               57,778
  Distribution expenses -- Class R                                                  290
  Registration fees                                                              32,291
  Accounting and administration expenses                                         15,051
  Reports and statements to shareholders                                         13,758
  Legal and professional fees                                                     8,485
  Pricing fees                                                                    7,201
  Custodian fees                                                                  2,793
  Trustees' fees                                                                  2,412
  Other                                                                             501            662,897
                                                                             ----------
  Less expenses absorbed or waived                                                                 (62,950)
                                                                                                ----------
  Total expenses                                                                                   599,947
                                                                                                ----------
NET INVESTMENT INCOME                                                                            2,974,687
                                                                                                ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                               3,033,999
  Net change in unrealized appreciation/depreciation of investments                              1,205,336
                                                                                                ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                  4,239,335
                                                                                                ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $7,214,022
                                                                                                ==========

See accompanying notes

STATEMENTS                                DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF CHANGES IN NET ASSETS

                                                                                                   Six Months         Year
                                                                                                     Ended            Ended
                                                                                                    1/31/05          7/31/04
                                                                                                  (Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                           $  2,974,687      $ 5,050,563
  Net realized gain on investments                                                                   3,033,999        3,650,491
  Net change in unrealized appreciation/depreciation of investments                                  1,205,336          370,247
                                                                                                  ------------      -----------
  Net increase in net assets resulting from operations                                               7,214,022        9,071,301
                                                                                                  ------------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                         (2,261,849)      (3,080,659)
    Class B                                                                                           (592,460)      (1,153,556)
    Class C                                                                                           (410,041)        (636,856)
    Class R                                                                                             (3,662)            (314)
    Institutional Class                                                                               (113,309)        (221,776)
                                                                                                  ------------      -----------
                                                                                                    (3,381,321)      (5,093,161)
                                                                                                  ------------      -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                         32,810,950       29,259,464
    Class B                                                                                          3,280,981        5,129,357
    Class C                                                                                          6,851,328        5,868,307
    Class R                                                                                            420,435           23,752
    Institutional Class                                                                              2,215,978        1,103,088


  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                          1,585,485        2,206,767
    Class B                                                                                            244,645          511,731
    Class C                                                                                            246,921          400,479
    Class R                                                                                              3,128              285
    Institutional Class                                                                                104,965          221,732
                                                                                                  ------------      -----------
                                                                                                    47,764,816       44,724,962
                                                                                                  ------------      -----------
  Cost of shares repurchased:
    Class A                                                                                        (13,877,051)     (18,817,071)
    Class B                                                                                         (1,926,443)      (7,004,415)
    Class C                                                                                         (1,223,251)      (3,779,415)
    Class R                                                                                            (11,879)          (8,262)
    Institutional Class                                                                               (235,861)      (3,826,634)
                                                                                                  ------------      -----------
                                                                                                   (17,274,485)     (33,435,797)
                                                                                                  ------------      -----------
Increase in net assets derived from capital share transactions                                      30,490,331       11,289,165
                                                                                                  ------------      -----------
NET INCREASE IN NET ASSETS                                                                          34,323,032       15,267,305

NET ASSETS:
  Beginning of period                                                                               69,348,894       54,081,589
                                                                                                  ------------      -----------
End of period (including undistributed/(distributions in excess of) net investment income
  of $8,955 and ($1,147), respectively)                                                           $103,671,926      $69,348,894
                                                                                                  ============      ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELAWARE HIGH-YIELD OPPORTUNITIES FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                              Year
                                                               Ended                                 Ended
                                                             1/31/05(2)   7/31/04      7/31/03     7/31/02(1)   7/31/01     7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.950       $4.850      $5.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.150       0.335        0.377       0.344        0.444       0.455
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.222       0.243        0.532      (0.488)      (0.893)     (0.296)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.372       0.578        0.909      (0.144)      (0.449)      0.159
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.172)     (0.338)      (0.359)     (0.386)      (0.451)     (0.429)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.172)     (0.338)      (0.359)     (0.386)      (0.451)     (0.429)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $4.410      $4.210       $3.970      $3.420       $3.950      $4.850
                                                               ======      ======       ======      ======       ======      ======

TOTAL RETURN(4)                                                 8.94%      14.97%       28.02%      (3.87%)      (9.96%)      3.28%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $67,447     $44,428      $29,385     $14,767      $18,478     $15,650
Ratio of expenses to average net assets                         1.13%       1.13%        1.13%       1.13%        1.30%       1.30%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.27%       1.38%        1.56%       1.44%        1.40%       1.57%
Ratio of net investment income to average net assets            6.84%       8.05%       10.36%       9.05%       10.06%       9.21%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            6.70%       7.80%        9.93%       8.74%        9.96%       8.94%
Portfolio turnover                                               300%        644%         832%        609%       1,201%        396%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELAWARE HIGH-YIELD OPPORTUNITIES FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                              Year
                                                               Ended                                 Ended
                                                             1/31/05(2)   7/31/04      7/31/03     7/31/02(1)   7/31/01     7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.960       $4.850      $5.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.135       0.305        0.352       0.317        0.413       0.421
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.222       0.244        0.532      (0.498)      (0.886)     (0.294)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.357       0.549        0.884      (0.181)      (0.473)      0.127
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.157)     (0.309)      (0.334)     (0.359)      (0.417)     (0.397)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.157)     (0.309)      (0.334)     (0.359)      (0.417)     (0.397)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $4.410      $4.210       $3.970      $3.420       $3.960      $4.850
                                                               ======      ======       ======      ======       ======      ======

TOTAL RETURN(4)                                                 8.57%      14.19%       27.14%      (4.80%)     (10.44%)      2.62%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $17,364     $15,015      $15,464      $9,435      $11,210      $9,589
Ratio of expenses to average net assets                         1.83%       1.83%        1.83%       1.83%        2.00%       2.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.97%       2.08%        2.26%       2.14%        2.10%       2.27%
Ratio of net investment income to average net assets            6.14%       7.35%        9.66%       8.35%        9.36%       8.51%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            6.00%       7.10%        9.23%       8.04%        9.26%       8.24%
Portfolio turnover                                               300%        644%         832%        609%       1,201%        396%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELAWARE HIGH-YIELD OPPORTUNITIES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                              Year
                                                               Ended                                 Ended
                                                             1/31/05(2)   7/31/04      7/31/03     7/31/02(1)   7/31/01     7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.960       $4.850      $5.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.135       0.305        0.352       0.317        0.414       0.422
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.221       0.243        0.532      (0.498)      (0.887)     (0.295)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.356       0.548        0.884      (0.181)      (0.473)      0.127
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.156)     (0.308)      (0.334)     (0.359)      (0.417)     (0.397)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.156)     (0.308)      (0.334)     (0.359)      (0.417)     (0.397)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $4.410      $4.210       $3.970      $3.420       $3.960      $4.850
                                                               ======      ======       ======      ======       ======      ======

TOTAL RETURN(4)                                                 8.57%      14.16%       27.13%      (4.80%)     (10.44%)      2.61%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $15,170      $8,824       $5,916      $2,905       $3,044      $2,264
Ratio of expenses to average net assets                         1.83%       1.83%        1.83%       1.83%        2.00%       2.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.97%       2.08%        2.26%       2.14%        2.10%       2.27%
Ratio of net investment income to average net assets            6.14%       7.35%        9.66%       8.35%        9.36%       8.51%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            6.00%       7.10%        9.23%       8.04%        9.26%       8.24%
Portfolio turnover                                               300%        644%         832%        609%       1,201%        396%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND CLASS R
---------------------------------------------------------------------------------------------------
                                                             Six Months               6/2/03(1)
                                                               Ended     Year Ended       to
                                                             1/31/05(2)   7/31/04      7/31/03
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.960

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.144       0.322        0.050
Net realized and unrealized gain on investments                 0.221       0.242        0.010
                                                               ------      ------       ------
Total from investment operations                                0.365       0.564        0.060
                                                               ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.165)     (0.324)      (0.050)
                                                               ------      ------       ------
Total dividends and distributions                              (0.165)     (0.324)      (0.050)
                                                               ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $4.410      $4.210       $3.970
                                                               ======      ======       ======

TOTAL RETURN(4)                                                 8.77%      14.55%        1.49%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $428         $16          $--
Ratio of expenses to average net assets                         1.43%       1.43%        1.43%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.57%       1.68%        2.25%
Ratio of net investment income to average net assets            6.54%       7.75%        9.57%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            6.40%       7.50%        8.75%
Portfolio turnover                                               300%        644%         832%

(1) Date of commencement of operations. Ratios have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   DELAWARE HIGH-YIELD OPPORTUNITIES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                              Year
                                                               Ended                                 Ended
                                                             1/31/05(2)   7/31/04      7/31/03     7/31/02(1)   7/31/01     7/31/00
                                                            (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.950       $4.850      $5.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(3)                                        0.157       0.347        0.388       0.355        0.458       0.473
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.222       0.244        0.532      (0.487)      (0.893)     (0.298)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.379       0.591        0.920      (0.132)      (0.435)      0.175
                                                               ------      ------       ------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.179)     (0.351)      (0.370)     (0.398)      (0.465)     (0.445)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.179)     (0.351)      (0.370)     (0.398)      (0.465)     (0.445)
                                                               ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $4.410      $4.210       $3.970      $3.420       $3.950      $4.850
                                                               ======      ======       ======      ======       ======      ======

TOTAL RETURN(4)                                                 9.12%      15.33%       28.40%      (3.57%)      (9.67%)      3.61%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $3,264      $1,066       $3,316      $2,569           $3          $4
Ratio of expenses to average net assets                         0.83%       0.83%        0.83%       0.83%        1.00%       1.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       0.97%       1.08%        1.26%       1.14%        1.10%       1.27%
Ratio of net investment income to average net assets            7.14%       8.35%       10.66%       9.35%       10.36%       9.51%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            7.00%       8.10%       10.23%       9.04%       10.26%       9.24%
Portfolio turnover                                               300%        644%         832%        609%       1,201%        386%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  TO FINANCIAL STATEMENTS                 January 31, 2005 (Unaudited)

Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended January 31, 2005. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.83% of average daily net assets of the Fund through September 30, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to the distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

NOTES                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At January 31, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                  $35,819
  Dividend disbursing, transfer agent, accounting
    and administration fees and other expenses
    payable to DSC                                           13,895
  Other expenses payable to DMC and affiliates*               4,019

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services, provided to the Fund by DMC employees. For the six months ended January 31, 2005, the Fund was charged $2,580 for internal legal services provided by DMC.

For the six months ended January 31, 2005, DDLP earned $25,003 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the six months ended January 31, 2005, the Fund made purchases of $149,478,308 and sales of $122,364,867 of investment securities other than short-term investments.

At January 31, 2005, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2005, the cost of investments was $99,279,620. At January 31, 2005, the net unrealized appreciation was $1,814,497 of which $3,232,911 related to unrealized appreciation of investments and $1,418,414 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the six months ended January 31, 2005 and the year ended July 31, 2004 was as follows:

                                                       Six Months      Year
                                                         Ended         Ended
                                                        1/31/05*      7/31/04
                                                       (Unaudited)
Ordinary income                                        $3,381,321    $5,093,161

*Tax information for the six months ended January 31, 2005 is an estimate and the tax character of dividends and distributions may be redesignated at fiscal year end.

The components of net assets are estimated since final tax characteristics cannot be determined until fiscal year end. As of January 31, 2005, the estimated components of net assets on a tax basis were as follows:

As of January 31, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                        $105,916,222
  Undistributed ordinary income                               8,955
  Capital loss carryforwards                             (4,067,748)
  Unrealized appreciation of investments                  1,814,497
                                                       ------------
Net assets                                             $103,671,926
                                                       ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discounts and premiums on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the six months ended January 31, 2005, the Fund recorded an estimate of these differences since the final tax characteristics cannot be determined until fiscal year end. Reclassifications are primarily due to tax treatment of market discounts and premiums on certain debt instruments and paydown gain (loss) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                      $416,736
  Accumulated realized gain (loss)                         (416,736)

For federal income tax purposes, capital loss carry forward may be carried forward and applied against future capital gains. Capital loss carry forwards remaining at January 31, 2005 will expire as follows: $424,935 expires in 2009 and $6,445,474 expires in 2010.

For the six months ended January 31, 2005, the Fund had capital gains of $2,802,661, which may be offset by the capital loss carryforwards.

NOTES                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                         Six Months     Year
                                                           Ended        Ended
                                                          1/31/05      7/31/04
                                                         (Unaudited)
Shares sold:
  Class A                                                 7,551,936   7,108,562
  Class B                                                   755,373   1,236,430
  Class C                                                 1,570,114   1,418,991
  Class R                                                    95,155       5,758
  Institutional Class                                       516,586     267,593

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                   363,995     529,731
  Class B                                                    56,234     122,914
  Class C                                                    56,668      95,911
  Class R                                                       713          68
  Institutional Class                                        24,017      53,274
                                                        ----------- -----------
                                                         10,990,791  10,839,232
                                                        ----------- -----------
Shares repurchased:
  Class A                                                (3,178,616) (4,486,453)
  Class B                                                  (441,357) (1,689,315)
  Class C                                                  (284,068)   (909,662)
  Class R                                                    (2,691)     (1,986)
  Institutional Class                                       (53,605)   (903,285)
                                                        ----------- -----------
                                                         (3,960,337) (7,990,701)
                                                        ----------- -----------
Net increase                                              7,030,454   2,848,531
                                                        =========== ===========

For the six months ended January 31, 2005 and year ended July 31, 2004, 48,470 Class B shares were converted to 48,402 Class A shares valued at $212,341 and 130,702 Class B shares were converted to 130,702 Class A shares valued at $547,483, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of January 31, 2005, or at any time during the period.

7. CREDIT AND MARKET RISK
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities, if any, have been denoted in the Statement of Net Assets.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                            AFFILIATED OFFICERS                        CONTACT INFORMATION
JUDE T. DRISCOLL                             MICHAEL P. BISHOF                          INVESTMENT MANAGER
Chairman                                     Senior Vice President and                  Delaware Management Company
Delaware Investments Family of Funds         Chief Financial Officer                    Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                           NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                        Delaware Distributors, L.P.
Board Chairman                               RICHELLE S. MAESTRO                        Philadelphia, PA
Citadel Construction Corporation             Executive Vice President,
King of Prussia, PA                          Chief Legal Officer and Secretary          SHAREHOLDER SERVICING, DIVIDEND
                                             Delaware Investments Family of Funds       DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                               Philadelphia, PA                           Delaware Service Company, Inc.
Private Investor                                                                        2005 Market Street
Gwynedd Valley, PA                           JOHN J. O'CONNOR                           Philadelphia, PA 19103-7094
                                             Senior Vice President and Treasurer
JOHN A. FRY                                  Delaware Investments Family of Funds       FOR SHAREHOLDERS
President                                    Philadelphia, PA                           800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                           FOR SECURITIES DEALERS AND FINANCIAL
                                                                                        INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                        800 362-7500
Managing Director
Anthony Knerr & Associates                                                              WEB SITE
New York, NY                                                                            www.delawareinvestments.com

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9206)                                                        Printed in the USA
SA-137 [1/05] IVES 3/05                                                   J10029

Item 2. Code of Ethics

         Not applicable.

Item 3. Audit Committee Financial Expert

         Not applicable.

Item 4. Principal Accountant Fees and Services

         Not applicable.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6. Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT:  Delaware Group Income Funds

JUDE T. DRISCOLL
-----------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    April 22, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
-----------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    April 22, 2005

MICHAEL P. BISHOF
-----------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    April 22, 2005